As filed with the Securities and Exchange Commission on May 12, 2000

                           Registration No. 333-29289

                                File No. 811-8255

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

                                                                 --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |__|
                                                                 --
      Pre-Effective Amendment No. ______                        |__|
                                                                 --
      Post-Effective Amendment No.    11                        | X|

                                     and/or

                                                                 --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |__|
                                                                 --
      Amendment No.    13                                       | X|

                        (Check appropriate box or boxes)
                      THE WORLD FUNDS, INC. (THE "COMPANY")
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)
             1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
           ----------------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525

               Registrant's Telephone Number, Including Area Code
                          Steven M. Felsenstein, Esq.
                                Greenberg Traurig

                            2050 One Commerce Square

                             Philadelphia, PA 19103

                -------------------------------------------
                    (Name and Address of Agent for Service)Approximate Date of Proposed Public Offering: Upon effectiveness of thisPost-Effective Amendment.It is proposed that this filing will become effective (check appropriate box)

       --
      |__  immediately upon filing pursuant to paragraph (b)
       --
      |__|  on (date) pursuant to paragraph (b)
       --
      |  |  60 days after filing pursuant to paragraph (a)(I)
       --
      |__|  on (date) pursuant to paragraph (a)(I)
       --
      |_X|  75 days after filing pursuant to paragraph (a)(2)
        --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered Common Stock of the Monument EuroNet Fund series par value $.01 per share.

                                TABLE OF CONTENTS

      This Filing of a post-effective amendment to the Registrant's registration statement on Form N-1A consists of the following:

      1.   Part A Prospectus of the Monument EuroNet Fund series of the
Registrant.

      2. Part B Statement of Additional Information of the Monument EuroNet Fund series of the Registrant.

      3.    Part C

                             THE WORLD FUNDS, INC.
               1500 Forest Avenue, Suite 223, Richmond, Va. 23229
               804-285-8211 * 800-527-9500 * 804-285-8251 (fax)


VIA EDGAR

May 12, 2000

Filing Desk

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20049

      RE:  The World Funds, Inc.
           File Numbers 333-29289 and 811-8255
           Post Effective Amendment to Registration Statement

Dear Ladies and Gentlemen:

      Transmitted herewith for electronic filing with the U.S. Securities and Exchange Commission (the "Commission") on behalf of The World Funds, Inc. (the "Registrant"), pursuant to Rule 485(a) (2) under the Securities Act of 1933, as amended (the "1933 Act"), is Post-Effective Amendment No. 11 under the 1933 Act and Amendment No. 13 under the Investment Company Act of 1940, as amended (the "1940 Act"), referred to herein as the "485(a)(2) Amendment" to the registration statement of the Registrant.

      The 485(a)(2) Amendment contains a Prospectus and Statement of Additional Information ("SAI") for the Monument EuroNet Fund, a new series of shares to be added to the Registrant's Registration Statement. The Post-Effective Amendment will become effective pursuant to paragraph (a)(2) seventy-five days after it is filed. This Post-Effective Amendment does not amend the existing prospectuses and statements of additional information of other series of the Registrant, and is not an "amendment relating to the same prospectus" under paragraph (d)(3) of Rule 485.

Please contact Steven M. Felsenstein, Esquire at 215-988-7837, should you have any questions or comments concerning this filing.

Sincerely,



/s/ John Pasco, III
---------------------
John Pasco, III
Chairman

cc:  Carolyn Gilheany, Esq.
     Steven M. Felsenstein, Esq.

                              Monument EuroNet Fund

                              THE WORLD FUNDS, INC.

                                   PROSPECTUS

Prospectus Dated__________________,2000


This Prospectus describes Monument EuroNet Fund (the "Fund"), a series of The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund offers three classes of shares: Class A Shares with a front-end sales charge, Class B Shares subject to a contingent deferred sales charge, and Class C with a reduced front-end sales charge and a contingent deferred sales charge. The Fund seeks to maximize long-term appreciation of capital by investing primarily in a diversified portfolio of Internet company equity securities.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:          The Fund's investment objective is to maximize
long-term appreciation of capital.


Principal Investment

 Strategies:         The Fund will seek to achieve its  investment  objective by investing in a diversified portfolio consisting primarily of equity securities, securities convertible into common stock and warrants of companies principally engaged in Internet and Internet-related businesses.

                     A company is considered principally engaged in Internet or Internet-related business if it is engaged in the research, design, development, manufacturing or is engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Intranet related businesses.

                     Under normal market conditions, the Fund will invest at least 65% of its assets in securities of companies located in the European Union that are principally engaged in Internet and Internet related businesses. The European Union is a union of fifteen independent states based on the European Communities and founded to enhance political, economic and social cooperation. The member states include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the United Kingdom of Great Britain and Northern Ireland. The Fund normally will have business activities of not less than three (3) different states represented in its portfolio.

Principal            Risks:  The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the Net Asset
                     Value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline. There is no assurance that the investment Manager will achieve the Fund's objective.

                     Investments in foreign countries may involve financial, economic or political risks that are not ordinarily associated with U. S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. In addition, as investments may be made utilizing foreign currencies, there is the risk of currency devaluation that may effect this investment.

                     The Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses.

                     The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

                     Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies.

                     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Investor Profile:    You may want to invest in the Fund if you are seeking
                     long-term appreciation of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund may be particularly suitable for you if you wish to take advantage of opportunities in the securities markets located outside of the U.S. You should not invest in the Fund if you are not willing to accept the risks associated with investing in foreign countries. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Data:    Because the Fund is new, it does not have historical
                     performance data and is not presenting historical information at this time.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                                    Class Class  Class

                                                        A      B       C

Maximum Sales Charge (Load)(1)                      5.75%     None     1.00%
Maximum Deferred Sales Charge (Load)                None(2)   5.00%(3) 1.00%(4)
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Distributions                         None      None     None
Redemption Fees                                     None      None     None
Exchange Fees                                       None      None     None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

                                                  Class A  Class B Class C
                                                  -------  ------- -------

Advisory Fee                                         1.50%  1.50%  1.50%
----------------------------------------------------
Distribution (12b-1) Fees                            0.50%  1.00%  1.00%
----------------------------------------------------
Other Expenses                                       1.49%  1.49%  1.49%
                                                     -----  -----  -----
----------------------------------------------------
Total Annual Fund Operating Expenses (5)             3.49%  3.99%  3.99%
----------------------------------------------------

1) As a percentage of offering price. Reduced rates apply to purchases over $50,000, and the sales charge is waived for certain classes of investors. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

2) If you are in a category of investors who may purchase shares without a sales charge, you will be subject to a 1% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

3) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption made within the first year.
      During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge is eliminated after the sixth year. Class B Shares Automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

4) A contingent deferred sales charge of 1% is imposed on the proceeds of Class C Shares redeemed within one year. The charge is a percentage of the net asset value at the time of purchase. The Fund retains this amount to offset market effects, taxes and expenses created by short-term investments in the Fund.

5) In the interest of limiting expenses of the Fund, Vernes Asset Management LLC (the "Manager") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Manager has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses of the Fund are limited to 3.49% for Class A shares and 3.99% for Class B and Class C shares.

The Company has approved a Plan of Distribution Pursuant to Rule 12b-1 of the 1940 Act providing for the payment of distribution fees to the distributor for the Fund ("12b-1 Plan"). Class A Shares pay a maximum distribution fee of 0.50% of average daily net assets, and Class B and Class C Shares pay a maximum distribution fee of 1.00% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by Class B Shares may cause long-term investors to pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                                                   1 Year    3 Years
                                                   ------    -------

Total Expenses - Class A Shares                     $906      $1,584
Total Expenses - Class B Shares                     $901      $1,515
Total Expenses - Class C Shares                     $597      $1,303

With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

With respect to Class B and Class C shares, the above examples assume payment of the deferred sales charge applicable at the time of redemption.

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

OBJECTIVES AND STRATEGIES

The Fund's investment objective is to maximize long-term appreciation of capital. There is no assurance that the Manager will achieve the Fund's investment objective.

The Fund seeks to achieve its investment objectives by investing primarily in common stocks and securities convertible into common stocks of companies located in the European Union that are engaged in the Internet and Internet-related activities or services. The European Internet market is considered to be two or three years younger than the US Internet market, thus offering favorable growth potential over the next several years. The companies selected by the Manager derive a substantial portion of their revenue from Internet or Internet-related businesses or are developing and expanding their Internet and Internet-related business operations. Under normal circumstances, at least 65% of its total assets will be invested in such companies.

The Internet is an emerging global communication, information and distribution system. The Manager believes that the Internet offers favorable investment opportunities because of its ever growing popularity among business and personal users alike. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. However, older technologies such as telephone, broadcast and cable have entered the Internet world with a strong presence and may also be represented when the Manager believes that these companies may successfully integrate existing technology with new technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridge and switches, network applications, software, cable, satellite, fiber, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

The Internet has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. This provides a favorable environment for investment in small to medium capitalized companies. However, the Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Manager's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

The Fund intends to invest its assets in many European Union states and normally will have business activities of not less than three (3) different states represented in its portfolio. The securities the Fund purchases may not always be purchased on the principal market. For example, Depositary Receipts may be purchased if trading conditions and liquidity make them more attractive than the underlying security (please see "Depositary Receipts" below).

The Fund may invest in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant on one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources or unusual developments, such as mergers, liquidations, bankruptcies or leveraged buyouts. Investments in small or unseasoned companies or companies with special circumstances often involve much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

Other Investments. In addition to the investment strategies described above, the Fund may engage in other strategies such as derivatives. Investments in derivatives, such as options, can significantly increase a Fund's exposure to market risk or credit risk of the counterparty, as well as improper valuation and imperfect correlation.

RISKS

Internet and Internet-related companies are particularly vulnerable to rapidly changing technology and relatively high risks of obsolescence caused by progressive scientific and technological advances. The economic prospects of Internet and Internet-related companies can dramatically fluctuate due to the competitive environment in which these companies operate. Therefore, the Fund may experience greater volatility than funds whose portfolio are not subject to these types of risks.

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Manager in evaluating, selecting and monitoring the portfolio assets. If the Manager's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

In addition to common stocks and securities that are convertible into common stocks, the Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

OTHER PRINCIPAL RISKS

Depositary Receipts. The Fund may invest indirectly in securities through sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information for more information on Depositary Receipts.

European Currency. Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country has pegged its existing currency with the Euro as of January 1, 1999 and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund invests in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities. To date the conversion of the Euro has had negligible impact on the operations and investment returns of U.S. investment companies.

Portfolio Turnover. Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Temporary Defensive Positions. When the Manager believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Manager decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such defensive strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

The Company. The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and is commonly known as a "mutual fund". The Company has retained a Manager to manage all aspects of the investments of the Fund.

The Manager. Vernes Asset Management, LLC (the "Manager"), located at 993 Farmington Avenue, Suite 205, Hartford, CT 06107, manages the Fund. The Manager is owned by: Vernes & Associates, of Geneva, Switzerland (50.5%); The Monument Group, LLC, of Bethesda, Maryland (16%); Commonwealth Capital Management, Inc. of Richmond, Virginia (16%); Cornerstone Partners, LLC, of West Hartford, Connecticut (11.25%); Patrick Vernes, of Chappaqua, New York (5%) and Norman A. Smith of Longmeadow, Massachusetts (1.25%)

Vernes & Associates, a Swiss Holding Company founded in 1982, wholly owns investment management companies in Switzerland, France, and Luxembourg, including SA Financiere Rembrandt in Paris, France. The collective assets under management by Vernes & Associes exceed $2 billion. Vernes & Associes was founded and is owned by Cyrille Vernes through his company Financiere C. Vernes, located in Geneva, Switzerland. Cyrille Vernes serves as the Chairman and Senior Partner of Vernes & Associes and Chairman of SA Financiere Rembrandt. Mr. Vernes
continues a long and distinguished history of asset management, investment management, and banking by the Vernes Family. The Vernes Family first began managing assets on behalf of select private investors over 250 years ago when the family founded Vernes Private Bank. The Bank and its product offerings grew in both stature and size for more than two centuries until the family sold the principal operation in Paris in 1996. This tradition now continues through the Vernes & Associes domiciled in Geneva, Switzerland with wholly owned subsidiaries in Geneva, Paris, Luxembourg and Spain. Vernes Asset Management, LLC, domiciled in the US, is majority owned and controlled by Vernes & Associes.

The Monument Group, LLC, a limited liability company, is owned by the principals of Monument Advisors, Ltd., (investment adviser to Monument Series Fund, an open-end investment company, and private clients); Monument Distributors, Inc., a broker-dealer and distributor of Monument Series Trust; and Monument Shareholder Services, Inc., a transfer agent. David A. Kugler controls The Monument Group, LLC.

Commonwealth Capital Management, Inc. is a financial services firm. Commonwealth is an associated company of Commonwealth Shareholder Services, Inc., a full service fund administrator and First Dominion Capital Corp. ("FDCC"), a registered broker-dealer. John Pasco III controls Commonwealth Capital Management, Inc.

Cornerstone Partners, LLC, is a financial services company located in West Hartford, Connecticut. Cornerstone serves as a U.S. representative office for international fund managers seeking to conduct business in the United States as well as providing comprehensive administrative and strategic support to both domestic and international fund managers. Cornerstone Partners, LLC is controlled by Brian W. Clarke.

The Manager manages all aspects of the Fund, seeking at all times to maximize capital appreciation of the Fund's investments on behalf of its shareholders. The Manager is assisted in its management of the Fund's portfolio by two sub-advisors: SA Financiere Rembrandt, of Paris, France; and Monument Advisors, Ltd., of Bethesda, Maryland.

SA Financiere Rembrandt located at 4, rue Rembrandt, Paris, France was founded in November, 1997, is wholly owned by Vernes Participations, a French holding company, which in turn is wholly owned by Vernes & Associes. SA Financiere Rembrandt, while established as an investment management operation under the aegis of the Commission des Operation de Bourses (COB) in 1997, had previously held a license from the Central Bank of France to invest in treasury securities. In France, investment operations are able to hold only one license, either from the Central Bank of France or from the COB. Although SA Financiere Rembrandt has not previously served as the investment adviser of a US open-end investment company, it serves as the adviser to FR Networld Fund, a Fund that invests in the different sub sectors of the Internet in Europe and is marketed and sold in Europe. FR Networld was the first-ever European Internet Fund launched in Europe. In addition, SA Financiere Rembrandt manages 10 other European open-end investment funds as well as numerous separately managed accounts in Europe. As of May 30, 2000, SA Financiere Rembrandt managed approximately 0.4 billion Euros or the equivalent of $0.36 billion U.S. Dollars.

Monument Advisors, Ltd. ("Monument Advisors"), located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, is a wholly owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David
A. Kugler, its President. Monument Advisors manages the assets of Monument Series Fund, an open-end management investment company registered with the Securities and Exchange Commission ("SEC"), including the Monument Internet Fund, launched in November 1998. In addition, Monument Advisors manages portfolios of investments of qualified individuals, retirement plans, and trusts. As of May 30, 2000, Monument Advisors managed or supervised in excess of $250 million in assets.

SA Financiere Rembrandt performs research and analysis on securities that are potential investments in the Fund's portfolio and recommends to the Manager which securities will be purchased and sold. Monument Advisors, Ltd. provides timing advice, research, statistical and other analysis on Internet securities to SA Financiere Rembrandt, and provides portfolio management oversight and control. SA Financiere Rembrandt makes the final portfolio purchases and sales recommendations. Pursuant to agreements between the Manager and its sub-advisors, Financiere Rembrandt, S.A. and Monument Advisors, Ltd. each may effect portfolio securities transactions for the Fund, under the management of the Manager.

Although the Manager, as a new company, had no experience managing a mutual fund prior to managing the Fund, collectively the owners of the Manager have had significant experience in management of mutual funds and other pooled investment vehicles in the U.S. and Europe.

The Fund pays the Manager a twice-monthly management fee at an annual rate equal to 1.5% of the average daily net assets of the Fund. As stated above, the Manager has entered into sub-advisory contracts with SA Financiere Rembrandt and Monument Advisors, Ltd. To compensate these advisers appropriately the Manager pays from its fee to SA Financiere Rembrandt 50% of the management fee and Monument Advisors, Ltd. 16%. The management fee is higher than the fees paid by some other investment companies, but is comparable to fees paid by investment companies with investment objectives and policies similar to the Fund's investment objective and policies. In the interest of limiting expenses of the Fund, the Manager has entered into an expense limitation agreement with the Fund. The Manager has agreed to waive or limit its fees and to assume other expenses so that the total operating expenses of the Fund are limited to 3.49% for Class A Shares and 3.99% for Class B and C Shares for the first three years of operations. The limit does not apply to interest, taxes, brokerage commissions, and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

Portfolio Managers. The Manager uses a team approach to manage the Fund. The team serves under the direction of Jean Fournier, the Managing Director of SA Financiere Rembrandt. Prior to joining SA Financiere Rembrandt, Mr. Fournier served as managing director of Morgan Stanley's Paris operations where he oversaw extensive investment operations. He is joined by Ricaldo Zavala, who was formerly the chief proprietary trader for Bank Paribas in Paris, France. The principal portfolio manager of the Fund is Thierry Roussilhe, senior portfolio manager at SA Financiere Rembrandt and manager of the FR Networld Fund. Bob Grandhi, CFA, Chief Investment Officer of Monument Series Trust and principal portfolio manager of the Monument Internet Fund, a U.S. open-ended investment fund investing in U.S. Internet companies and Tyler Defibaugh, Head of Trading and Administration at Monument, assist Mr. Roussilhe by providing guidance regarding the management of the portfolio, execution of trades, and research and analysis regarding security selection and sector analysis.

Under the Advisory Agreement, the twice-monthly compensation paid to the Manager is accrued daily at an annual rate of 1.50% on the first $250 million of average net assets; 1.25% of the average net assets between $250 and $500 million; 1.00% of the average net assets between $500 million and $750 million; 0.875% of the average net assets between $750 and $1 billion; and 0.75% of the average net assets over $1 billion.

In the interest of limiting expenses of the Fund, the Manager has entered into an expense limitation agreement with the Fund. The Manager has agreed to waive or limit its fees and to assume other expenses so that the total operating expenses of the Fund are limited to 3.49% for Class A Shares and 3.99% for Class B and C Shares for the first three years of operations. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Manager will be entitled to reimbursement of fees waived or remitted by the Manager to the Fund. The total amount of reimbursement recoverable by the Manager (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Manager to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Manager with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Board of Directors.

SHAREHOLDER INFORMATION

The value of a Fund share, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

BUYING FUND SHARES

Share Class Alternatives. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                      Class A Shares   Class B Shares    Class C Shares

Max. initial             5.75%             None              1%
sales charge.         (Subject to
                      reductions

See "Distribution beginning with Arrangements" for investments of a schedule $50,000) itemizing reduced sales charges.

Contingent               None        Year 1     5%    Year 1      1%
deferred sales      (Except for 1%   Year 2     4%    Year       None
charge ("CDSC")     on redemptions   Year 3     3%       2+
imposed when         with 1 year)    Year 4     3%              Year 2 +
shares are                           Year 5     2%
redeemed                             Year 6     1%
(percentage based                    Year 7    None
on purchase                          Year 8    None
price).  Years
are based on a
twelve-month
period.

See below for information regarding applicable waivers of the CDSC.

Rule 12b-1 fees.         0.50%            1.00%             1.00%

See "Distribution
Arrangements" for
important
information about
Rule 12b-1 fees.

Conversion to             N/A        Automatically    No conversion
Class A                              after about 8    feature.  Rule
                                     years, at which  12b-1 fees
                                     time applicable  remain higher
                                     Rule 12b-1 fees  than those of
                                     are reduced.     Class A shares
                                                      for the life of
                                                      account.

Appropriate for:   All investors,    Investors who    Investors who
                   particularly      plan to hold     intend to hold
                   those who intend  their shares at  their shares for
                   to hold their     least 6 years.   at least 1 year,
                   shares for a                       but less than 6
                   long period of                     years.
                   time and/or
                   invest a
                   substantial
                   amount in the
                   Fund.


Share Transactions. You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund or by contacting Fund Services, Inc., the Company's transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, VA 23229 or by telephoning (800) 628-4077. A sales charge may apply to your purchase. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

Minimum  Investments.  The following table provides you with  information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed below under "Waiver of Sales Charges."

                           Class A          Class B            Class C
                        ---------------- ---------------------------------
Minimum Initial             $1,000           $1,000            $1,000
Investment

Minimum Subsequent           $250*            $250*            $250*
Investment

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

By Mail. You may buy shares of the Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to "Monument EuroNet Fund," c/o Fund Services, Inc., at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. Fund Services, Inc. is the Company's transfer and dividend disbursing agent. See "Proper Form." Third party checks are not accepted for the purchase of Fund shares.

By Wire. You may also wire payments for Fund shares to the wire bank account for the Fund. Before wiring funds, please call (800) 527-9525 to advise the Fund of your investment and to receive further instructions. Please remember to return your completed and signed application to Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229. See "Proper Form."

Public Offering Price. When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined below under the section entitled "Proper Form." The public offering price of Class A and Class C Shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the Fund's net asset value. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Net Asset Value. The Fund's share price is equal to the NAV per share of the Fund. The Fund calculates its NAV per share by valuing and totaling its assets, subtracting any liabilities, and dividing the remainder, called net assets, by the number of Fund shares outstanding. The value of the Fund's portfolio securities is generally based on market quotes if they are readily available. If they are not readily available, the Manager will determine their market value in accordance with procedures adopted by the Board. For information on how the Fund values its assets, see "Valuation of Fund Shares" in the SAI.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributors. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

                          Class A Sales Charge and Broker-Dealer Commission and Service Fee

                                   Sales Charge          Broker-Dealer

Percentage

Less than $50,000                       5.75%               5.00%
$50,000 but less than $100,000          4.50%               3.75%
$100,000 but less than $250,000         3.50%               2.75%
$250,000 but less than $500,000         2.50%               2.00%
$500,000 but less than $1,000,000       2.00%               1.75%
$1,000,000 or more                      1.00%               1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25%, payable quarterly.

                               Class B Broker-Dealer Commission and Service Fee

                               Broker-Dealer Percentage

Up to $250,000                                   4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25%, payable quarterly.

                               Class C Broker-Dealer Commission and Service Fee

                     Sales Charge         Broker-Dealer Percentage

All purchases                    1%                              1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25%, payable quarterly.

Rule 12b-1 Fees. The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for each class of shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the distributors. The fee ("Rule 12b-1 fee") paid to the Distributors by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class B and Class C Shares, and 0.50% for Class A Share expenses. Up to 0.25% of the total Rule 12b-1 fee may be used to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services. The Company may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the maximum limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Right Of Accumulation. After making an initial purchase in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of a Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Fund shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement of Intention. A reduced sales charge as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the Statement of Additional Information.

Waiver of Front-End Sales Charges.  No sales charge shall apply to:

(1)   reinvestment of income dividends and capital gain distributions;

(2)   exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Manager, First Dominion Capital Corp, Monument Distributors, and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Distributors for their own investment account for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code ("Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge. The contingent deferred sales charge is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401 (a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling 1-800-527-9525. All account information is subject to acceptance and verification by the Distributors.

General. The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identify of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at 800-628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone. You may redeem your shares by telephone provided that you request this service on your initial Account Application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service at any time without prior notice.

Redemption by Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees. To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form. Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts. Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline.

Automatic Investment Plan. Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange Privileges. You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification or Termination. Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

For more information about the Fund, you may wish to refer to the Company's SAI dated ____________,2000 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

(Investment Company Act File No. 811-8255)

                              THE WORLD FUNDS, INC.

                                 (THE "COMPANY")

               1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 1-800-527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                              Monument EuroNet Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Monument EuroNet Fund, dated________________,2000. You may obtain the Prospectus of the Fund, free of charge, by writing to World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling 1-800-527-9525.

The date of this SAI is ________________,2000.

TABLE OF CONTENTS                                   PAGE

General Information

Additional Information About The Fund's Investments
Investment Objectives
Strategies and Risks
Investment Programs
        Warrants
        Illiquid Securities
        Depositary Receipts
        Temporary Defensive Positions
        U.S. Government Securities
        Repurchase Agreements
        Restricted Securities
        Options
        Futures
        Other Investments
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Manager and Advisory Agreement
Management-Related Services
Portfolio Transactions
Portfolio  Turnover
Capital  Stock and  Dividends
Dividends  and Distributions
Additional Information about Purchases and Sales
Eligible Benefit Plans
Tax Status
Investment Performance
Financial Information

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Monument EuroNet Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is authorized to issue three classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.75%, and a sales charge of 1% if shares are redeemed within the first year after purchase; Class B Shares charging a maximum back-end sales charge of 5%, if redeemed within six years of purchase, carrying a higher 12b-1 fee then Class A Shares, but converting to Class A Shares in approximately eight years after purchase; and Class C Shares charging a front-end sales charge of 1%, and a sales charge of 1% if share are redeemed within the first year after purchase, and carrying a higher rule 12b-1 fee than Class A Shares with no conversion feature. See "Capital Stock and Dividends" in this SAI. The Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Directors") without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is to maximize long-term appreciation of capital. All investments entail some market and other risks and there is no assurance that the Manager will achieve the Fund's investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

Under normal circumstances, the Fund invests in equity securities and securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Warrants. The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts. American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs or GDRs. EDRs and GDRs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S.

Temporary Defensive Positions. When the Manager believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Manager decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements. As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a fund. The Manager monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities. The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Manager to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Options. The Fund may purchase put and call options and engage in the writing of covered call options and put options on securities that meet the Fund's investment criteria, and may employ a variety of other investment techniques, such as options on futures. The Fund will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Fund may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Buying Call and Put Options. The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The Fund may purchase put options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered in to a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Fund's ability to close out options it has written.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Fund's ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. A Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Writing Over-the-Counter ("OTC") Options. A Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the Securities and Exchange Commission ("SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures Contracts. Even though the Fund has no current intention to invest in Futures Contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its Prospectus before engaging in such transactions.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin". Thereafter, a Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Options and Futures. Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund's Portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such a contract. Successful use of futures contracts depends upon Manager's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that Manager's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund's strategies for hedging its securities.

OTHER INVESTMENTS

The Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

1) Invest in companies for the purpose of exercising  management or control;
2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;
3) Purchase or sell commodities or commodity  contracts;
4) Invest in interests in oil, gas, or other mineral exploration or development programs;
5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;
6) Issue senior securities, (except the Funds may engage in transactions such as those permitted by the SEC release IC-10666 as applied by the SEC from time to time);
7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;
8) Participate on a joint or a joint and several basis in any securities trading account;
9) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;
10)Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;
11)Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;
12)Make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities; and
13)Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 20% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1) Invest more than 15% of its net assets in illiquid  securities;  or
2) Engage in arbitrage transactions.

In applying the fundamental and policy concerning concentration:

The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

MANAGEMENT OF THE COMPANY

Directors and Officers. The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Investment Manager and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address             Position(s) Held          Principal Occupation(s)
and Age                   With Registrant           During the Past 5 Years
-------                   ---------------           -----------------------


*John Pasco, III          Chairman, Director    Mr. Pasco is Treasurer and
1500 Forest Avenue        and Treasurer         Director of Commonwealth
Richmond, VA 23229                              Shareholder Services, Inc., the
(55)                                            Company's Administrator, since
                                                1985; President and Director
                                                of First Dominion Capital Corp.,
                                                the Company's principal
                                                underwriter.  Director and
                                                shareholder of Fund Services
                                                Inc., the Company's Transfer and
                                                Disbursing Agent, since 1987;
                                                shareholder of Commonwealth Fund
                                                Accounting, Inc. which provides
                                                bookkeeping services to Star
                                                Bank; and Chairman, Director and
                                                Treasurer of Vontobel Funds,
                                                Inc., a registered investment
                                                company since March, 1997.
                                                Mr. Pasco is also a
                                                certified public accountant.

Samuel Boyd, Jr.          Director              Mr. Boyd is Manager of the
10808 Hob Nail Court                            Customer Services Operations
Potomac, MD 20854                               and Accounting Division
(59)                                            of the Potomac Electric Power
                                                Company since August, 1978;
                                                and Director of Vontobel Funds,
                                                Inc., a registered investment
                                                company since March, 1997.  Mr.
                                                Boyd is also a certified public
                                                accountant.

William E. Poist          Director              Mr. Poist is a financial and tax
5272 River Road                                 consultant through his firm,
Bethesda, MD 20816                              Management Consulting for
(60)                                            Professionals since 1968;
                                                Director of Vontobel Funds, Inc.
                                                a registered investment
                                                company since March, 1997. Mr.
                                                Poist is also a certified
                                                public accountant.

Paul M. Dickinson         Director              Mr. Dickinson is President of
8704 Berwickshire Drive                         Alfred J. Dickinson, Inc.
Richmond, VA 23229                              Realtors since April, 1971; and
(52)                                            Director of Vontobel Funds,
                                                Inc., a registered investment
                                                company since March, 1997.

*Jane H. Williams         Vice President of     Ms. Williams is the Executive
3000 Sand Hill Road       the Company           Vice President of and Sand Hill
Suite 150                 and President         Advisors, Inc. since 1982.
Menlo Park, CA 94025      of the Sand Hill
(51)                      Portfolio Manager
                          Fund series

*Leland H. Faust          President of the       Mr. Faust is President of
One Montgomery St.        CSI Equity Fund        CSI Capital Management, Inc.
Suite 2525                and the CSI Fixed      since 1978.  Mr.Faust is also
San Francisco, CA 94104   Income Fund            a Partner in the law firm
(53)                                             Taylor & Faust since December,
                                                 1975.

*F. Byron Parker, Jr.     Secretary              Mr. Parker is Secretary of
810 Lindsay Court                                Commonwealth Shareholder
Richmond, VA 23229                               Services, Inc., and First
(57)                                             Dominion Capital Corp.since
                                                 1986; Secretary of
                                                 Vontobel Funds, Inc., a
                                                 registered investment company
                                                 since March,  1997;  and
                                                 Partner  in the law firm
                                                 Mustian & Parker.

*Franklin A. Trice, III   Vice President of      Mr. Trice is President
P.O. Box 8535             the Company and        of Virginia Management
Richmond, VA 23226-0535   President of the       Investment Corp.since May,
 (36)                     New Market Fund        1998; and a registered
                          series                 representative of First
                                                 Dominion Capital Corp., the
                                                 Company's underwriter since
                                                 September, 1998. Mr.Trice was
                                                 a broker with Scott  &
                                                 Stringfellow from March, 1996
                                                 to May, 1998 and with Craigie,
                                                 Inc. from March, 1992 to
                                                 January, 1996.

*John T. Connor, Jr.      Vice President of      Mr.Connor is President of Third
515 Madison Ave.,         the Company and        Millennium Investment Advisors,
24th Floor                President of the       LLC since April, 1998; and
New York, NY 10022        Third Millennium       Chairman of ROSGAL,
(58)                      Russia Fund series     a Russian financial  company
                                                 and of its affiliated
                                                 ROSGAL Insurance since 1993.

*Steven T. Newby          Vice President of      Mr. Newby is President of
555 Quince Orchard Rd.    the Company and        Newby & Co. Inc., a NASD
Suite 606                 President of           broker/dealer since July, 1990;
Gaithersburg, MD 20878    GenomicsFund.com       President of xGENx, LLC
(53)                      series                 since November, 1999.

* Todd A. Boren           President of the       Mr. Boren joined International
250 Park Avenue, So.      Global e-Fund          Assets Advisory in May of
Suite 200                 series                 1994.  In his six years
Winter Park, FL 32789                            with IAAC he has served as a
(40)                                             Financial Adviser, VP of Sales,
                                                 Branch Manager, Training
                                                 Manager,  and currently as
                                                 Senior Vice President and
                                                 Managing Director of Private
                                                 Client Operations for both
                                                 International Assets
                                                 Advisory and Global Assets
                                                 Advisors. He is responsible for
                                                 overseeing its International
                                                 Headquarters in Winter Park
                                                 Florida as well as its New York
                                                 operation and joint venture.

*Brian W. Clarke          President of the       Mr.Clarke is President of
993 Farmington Avenue     Monument EuroNet Fund  Cornerstone Partners LLC, a
Suite 205                 series                 financial services company,
West Hartford, CT 06197                          since November,  1998 .
(42)                                             Prior to founding Cornerstone,
                                                 Mr. Clarke worked for Lowrey
                                                 Capital management  from  1997
                                                 to  1998.  Mr. Clarke  served
                                                 for 13  years  as the
                                                 Vice  President  for
                                                 Advancement  at St. Mary's
                                                 College  of  Maryland.
                                                 Prior  to  joining  St.
                                                 Mary's,  Mr. Clarke  served as
                                                 Press  Secretary to
                                                 Congressman Henry S. Reuss.

Compensation of Directors. The Company does not compensate the Directors who are officers or employees of the Investment Manager. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period ended August 31, 1999, the Directors received the following compensation from the Company:

                     Aggregate
                     Compensation      Pension or                  Total
Name and             From the Fund     Retirement                  Compensation
Position             Fiscal Year       Benefits Accrued as         from the
Held                 Ended August      Part of Fund                Company (1)
                     31, 1999          Expenses

John Pasco, III,      0                  N/A                            0
Director

Samuel Boyd, Jr.,     0                  N/A                       $9,000
Director

William E. Poist,     0                  N/A                       $9,000
Director

Paul M. Dickinson,    0                  N/A                       $9,000
Director

(1)This amount represents the aggregate amount of compensation paid to the Directors for service on the Directors for the Fund's fiscal year ended August 31, 1999.

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, Investment Manager, Advisers and Principal Underwriters have each adopted a Codes of Ethics, as required by federal securities laws. Under the Funds' Code of Ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to general restrictions and procedures. The personal securities transactions of access persons of the Funds, its Manager, Adviser and Principal Underwriters will be governed by the Funds' Code of Ethics.

The Code of Ethics is on file with, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Code of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES PERSONS

The Directors and officers of the Company, as a group, do not own 1% or more of the Fund.

INVESTMENT MANAGER AND ADVISORY AGREEMENT

Vernes Asset Management, LLC (the "Manager"), located at 993 Farmington Avenue, Suite 205, West Hartford, CT 06197, manages the investments of the Fund pursuant to an Investment Management Agreement (the "Management Agreement" ), dated ___________, 2000. After the initial term of two years, the Management Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's Directors; or 2) by a majority vote of the outstanding voting securities of the Company and, in either case, by a majority of the Directors who are not "interested persons" of the Company. The Management Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Manager. The Investment Manager is registered as an investment Manager under the Investment Advisers Act of 1940 as amended, the "Advisers Act".

The Manager has entered into two Investment Advisory Agreements that delegate portions of the investment management responsibility to SA Financiere Rembrandt and Monument Advisors, Ltd. (collectively, the " Investment Advisers"). The Investment Advisers provide the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of portfolio securities of the Fund. The investment recommendations of the Investment Advisers are subject to the review and approval of the Manager (acting under the supervision of the Company's Board of Directors). The Manager, from its management fee, pays the Investment Advisers 66% of the management fee received from the Fund.

SA Financiere Rembrandt located at 4, rue Rembrandt, Paris, France, founded in November, 1997, is held by Vernes & Associes, a Swiss holding company and was founded in 1982 by Mister Cyrille Vernes, who is the first senior partner of Vernes & Associes and Vernes Gestion, S. A., a Swiss asset management company established in Geneva. Although SA Financiere Rembrandt has not previously served as the investment adviser of a US open-end investment company, it serves as the adviser to FR Networld Fund, a Fund that invests in the different sub sectors of the internet in Europe and is marketed and sold in Europe. In addition, SA Financiere Rembrandt manages 10 other European open-end investment funds as well as numerous separately managed accounts in Europe. As of May 30, 2000, SA Financiere Rembrandt managed approximately 0.4 billion Euros or the equivalent of $0.36 billion U.S. Dollars.

Monument Advisors, Ltd. ("Monument Advisors"), located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, is a wholly owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David
A. Kugler, its President. Monument Advisors also manages the assets of The Monument Series Fund, Inc., an open-end management investment company registered with the Securities and Exchange Commission ("SEC"). In addition, Monument Advisors manages portfolios of investments of qualified individuals, retirement plans, and trusts. As of May 30, 2000, Monument Advisors managed or supervised in excess of $250 million in assets.

Under the Management Agreement, the Manager, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Manager is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Manager also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION

Pursuant to an Administrative Services Agreement with the Company dated ___________________, 2000 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Manager. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $250 million of average net assets of the Fund; 0.175% of the average net assets between $250 and $500 million; 0.15% of the average net assets between $500 million and $750 million; 0.125% of the average net assets between $750 and $1 billion; and 0.10% of the average net assets over $1 billion, subject to a minimum amount of $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated ________________________, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

TRANSFER AGENT

Pursuant to a Transfer Agent Agreement with the Company dated _____________, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

DISTRIBUTOR

First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, and Monument Distributors, Inc. ("MDI"), located at 7920 Norfolk Avenue, Suite 500, Bethesda, Maryland 20814, serve as principal underwriters and national distributors for the shares of the Fund pursuant to a Distribution Agreement dated _________, 2000, (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the
Company, owns 100% of FDCC, and is its President, Treasurer and a Director. MDI is a wholly-owned subsidiary of The Monument Group, Inc., which in turn is principally owned and controlled by David A. Kugler, its President. FDCC and MDI are registered as a broker-dealer and are members of the National Association of Securities Dealers, Inc. (the "NASD"). Mr. Pasco and Mr. Kugler each have an ownership interest in the Manager. The offering of the Fund's shares is continuous.

INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Manager, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Manager, the Manager arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Manager, when placing transactions, may allocate a portion of a fund's brokerage to persons or firms providing the Manager with investment recommendations, statistical, research or similar services useful to the Manager's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Manager can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a fund may be used by the Manager for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Manager may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Manager has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Manager makes purchases and sales for the Fund's portfolio whenever necessary, in the Manager's opinion, to meet the Fund's objective. The Manager anticipates that the average annual portfolio turnover rate of the Fund will be greater than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million
(15,000,000) shares for Class C shares of the series. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series and classes of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

DISTRIBUTION

The Distributors may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributors may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributors) the opportunity to participate in sales incentive programs
(which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus. The Distributors may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Statement of Intention. The reduced sales charges and public offering price set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement) of the dollar amount specified in the Statement will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.50% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity.

RULE 18f-3 PLAN

At a meeting held on April 14, 2000, the Board adopted a Rule 18f-3 Multiple Class Plan on behalf of the Fund for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (I) shares of each class of the fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a front-end sales charge, Class B Shares imposing a back-end sales charge upon the sale of shares within six years of purchase, and Class C Shares charging a reduced sales charge and a contingent deferred sales charge.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Redemptions In Kind.

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Board of Directors reserves the right to make payments in whole or in part using securities or other assets of a Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Exchanging Shares.

If you request the exchange of the total value of your account from one Fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new Fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their share of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Manager believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form. See Buying, Redeeming, and Exchanging shares in the Prospectus.

Conversion of Class B Shares to Class A Shares.

Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, Class B Shares will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Whether a Contingent Deferred Sales Charge Applies.

In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period.

Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares. You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts. Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

Special  Shareholder  Services

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular Account. A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone Transactions. You may redeem shares or transfer into another fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI. The Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Invest-A-Matic Account. Invest-A-Matic Accounts allow shareholders to make automatic monthly investments into their account. Upon request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying FSI. To receive more information, please call the offices of the Company at 1-800-527-9525. Any shareholder may utilize this feature.

Individual Retirement Account ("IRA"). All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA. A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirement  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other series of the Monument Series Fund, Inc. ("MSF"). You should call MSF at 1-888-420-9950 and obtain a Prospectus prior to initiating the exchange. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income. The Fund receives income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a fund, constitutes a fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income.

Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions. Most foreign exchange gains realized on the sale of securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

A fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions. The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government
National   Mortgage   Association  or  Federal  National   Mortgage
Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                       6
      Yield = 2[(a-b +1) -1]
                 ---
                 cd

where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares  outstanding during the period  that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

A fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

      n
P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years (1,5 or 10)

ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                THE WORLD FUNDS, INC.
                1500 Forest Avenue, Suite 223
                Richmond, Virginia  23229
                TELEPHONE: 1-800-527-9525

                E-MAIL:  mail@shareholderservices.com

The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

PART C - OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)   ARTICLES OF INCORPORATION.

(1) Articles of Incorporation of the Registrant are herein incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the Securities and Exchange Commission (the "SEC") on June 16,1997.

(2)   Articles Supplementary.
      a.   Re: the creation of the CSI Equity Fund and CSI Fixed
           Income Fund dated July 29, 1997 are herein incorporated by reference to Post-Effective Amendment Nos. 1/1 to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 Sand811-8255), as filed with the SEC on August 1, 1997.

      b. Re: the creation of the Third Millennium Russia Fund and New Market Fund dated June 19, 1998 are herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

c. Re: increasing the amount of authorized shares are herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A(File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

      d. Re: The creation of the GenomicsFund.com dated December 9, 1999 are herein incorporated by reference to Post-Effective Amendment Nos. 9/11 to the Registrant's Registration Statement on
          Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on January 7, 2000.

e. Re: The creation of the Global e Fund dated April 14, 2000 are herein incorporated by reference to Post-Effective Amendment Nos. 10/12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on February 24, 2000.

f. FORM OF Re: The creation of the Monument EuroNet Fund dated April 14, 2000 is filed herewith as Exhibit 23(a)(2)(f).

(b)   BY-LAWS.

By-Laws  of  the  Registrant  are  herein   incorporated  by  reference  to  the
Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on June 16, 1997.

(c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS.

      Specimen Share Certificates.
      a.   1/   Re: Sand Hill Portfolio Manager Fund is herein
                incorporated by reference to the Registrant's Initial
                Registration Statement on Form N-1A (File Nos. 333-29289 and
                811-8255) as filed with the SEC on June 16, 1997.

          2/   Re: CSI Equity Fund and CSI Fixed Income Fund is herein
              incorporated by reference to Post-Effective Amendment Nos. 1/1 to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 33-29289 and 811-8255), as filed with the SEC on August 1, 1997.

           3/ Re: Third Millennium Russia Fund and New Market Fund. is herein incorporated by reference to Post-Effective Amendment Nos. 4/4 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on July 8, 1998.

           4/ Re: GenomicsFund.com is herein incorporated by reference to Post-Effective Amendment Nos. 9/11 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on January 7, 2000.

           5/ Re: Global e-Fund is herein incorporated by reference to Post-Effective Amendment Nos. 10/12 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on February 24, 2000.

           6/   Re:  FORM OF Monument EuroNet Fund is filed herewith as
                Exhibit 23(c)(a)(6)

b.   Applicable  sections of Articles and By-Laws to be referenced in
future Post-Effective Amendment.(d)   INVESTMENT ADVISORY CONTRACTS.

(1)   Re: Sand Hill Portfolio Manager Fund.
          Agreement dated August 19, 1997 between Sand Hill Advisors, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (2)       Re: CSI Equity Fund.
           Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (3)       Re: CSI Fixed Income Fund.
           Agreement dated October 14, 1997 between CSI Capital Management Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (4)  Re: Third Millennium Russia Fund.
           Agreement   dated   September  21,  1998  between  Third   Millennium
           Investment Advisors LLC and the Registrant is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (5)  Re: New Market Fund.
       a. Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

       b. Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the London Company of Virginia is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (6)  Re:  GenomicsFund.com.
           Agreement between xGENx, LLC and the Registrant dated March 1, 2000 is filed herewith as Exhibit No. (23)(d)(6).

      (7)  Re:  Global e-Fund.
           Agreement between Global Assets Advisors and the Registrant dated May 1, 2000 is filed herewith as Exhibit No.(23)(d)(7).

      (8)  Re: Monument EuroNet Fund.
      a. FORM OF Agreement dated ______________,2000 between Vernes Asset Management, LLC and the Registrant is filed herewith as Exhibit
          (23)(d)(8)(a).

      b FORM OF Agreement dated ______________,2000 between Vernes Asset Management, LLC and Financiere Rembrandt is filed herewith as Exhibit
           (23)(d)(8)(b).

      c. FORM OF Agreement dated ______________,2000 between Vernes Asset Management, LLC and Monument Advisors, Ltd. is filed herewith as Exhibit (23)(d)(8)(c).

(e)   UNDERWRITING CONTRACTS.
      (1)    Distribution Agreements.
             Distribution Agreement dated September 21, 1998 between First Dominion Capital Corp. and the Registrant is herein incorporated by reference to Post-Effective Amendment No.5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (2) Distribution Agreement dated May 1, 2000 between International Assets Advisory Corporation and the Registrant is herein incorporated by reference to Post-Effective Amendment No.10/12 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on February 24, 2000.

      (3) FORM OF Distribution Agreement, on behalf of the Monument EuroNet Fund series of the Registrant, dated___________,2000 between the Registrant, First Dominion Capital Corp. and Monument Distributors, Inc. is filed herewith as Exhibit EX-99. (23)(e)(3).

(f)   BONUS OR PROFIT SHARING CONTRACTS.
      Not Applicable.

(g)   CUSTODIAN AGREEMENTS.
      (1)  Re: Sand Hill Portfolio Manager Fund.
           Agreement dated August 19, 1997 between Star Bank, N.A. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 2/2 to the Registrant's Registration Statement on Form N-1A File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (2)  Re: CSI Equity  Fund and CSI Fixed  Income  Fund.
           Agreement dated October 14, 1997 between Star Bank, N.A.
           and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 2/2 to the Registrant's Registration
          Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (3)  Re: Third Millennium Russia Fund.
           Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (4)  RE: The New Market Fund.
           Letter agreement dated August 21, 1998 adding the New Market Fund series to the agreement dated October 14,1997 with CSI Equity

          Fund and CSI Fixed Income Fund series is hereby incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 29, 1999.

      (5)  FOREIGN CUSTODY ARRANGEMENTS.
       a.  Re: Third Millennium Russia Fund.
           Foreign Custody Manager Delegation Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

(h)   OTHER MATERIAL CONTRACTS.

      (1)  Transfer Agency.
       a.  Agreement dated August 19, 1997  between Fund  Services,
           Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (2)  Administrative Services.
       a.  Re: Sand Hill Portfolio Manager Fund.
           Agreement dated August 19, 1997 between Commonwealth
           Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

       b.  Re: CSI Equity Fund.
           Agreement dated October 14, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A(File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

       c.  Re: CSI Fixed Income Fund.
           Agreement dated October 14, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

       d.  Re: Third Millennium Russia Fund.
           Agreement dated September 21, 1998 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

       e.  Re: New Market Fund.
           Agreement dated September 21, 1998 between Commonwealth
           Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 29, 1998.

       f.  Re:  GenomicsFund.com.
           Agreement dated March 1, 2000 between Commonwealth Shareholder Services, Inc. and the Registrant is filed herewith as Exhibit No.(23)(h)(2)(f).

       g. Re: Global e-Fund.Agreement dated May 1, 2000, between Commonwealth Shareholder Services, Inc. and the Registrant is filed herewith as Exhibit No. (23)(h)(2)(g).

       h.  Re:  Monument EuroNet Fund.
           FORM OF Agreement between Commonwealth Shareholder Services, Inc. and the Registrant is filed herewith as Exhibit 23(h)(2)(h).

      (3)  Fund Accounting Service.
       a.  Re: Sand Hill Portfolio Manager Fund.
           Agreement dated August 18, 1997 between Star Bank,N.A. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on December 1, 1997.

       b.  Re: CSI Equity Fund and CSI Fixed Income Fund.
           Agreement dated October 14, 1997 between Star Bank N.A. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

       c.  Re:  New Market Fund.
           Agreement dated August 21, 1998 adding the New Market Fund series to the agreement dated October 14,1997 with CSI Equity Fund and CSI Fixed Income Fund series is hereby incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 29, 1999.

      (4)  Accounting Agency.

       a.  Re: Third Millennium Russia Fund.
           Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 5/6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on January 29,
          1999.

      (5)  IRA Service Agreement between Brown Brothers Harriman & Co.
           and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

      (6)  Expense Limitations Agreements.

       a. Agreement dated October 1, 1998 between the New Market Fund series of the Registrant and Virginia Management Investment Corporation is attached herewith as Exhibit EX-99.(23)(h)(6)(a).

       b. Agreement dated October 1, 1998 between the Third Millennium Russia Fund series of the Registrant and Third Millennium Investment Advisors LLC is attached herewith as Exhibit EX-99.(23)(h)(6)(b).

      c. Agreement dated March 1, 2000 between the GenomicsFund.com Fund series of the Registrant and xGENx, LLC is attached herewith as Exhibit EX-99.(23)(h)(6)(c).

      d. Agreement dated May 1, 2000 between the Global e Fund series of the Registrant and Global Assets Advisors is attached herewith as Exhibit EX-99.(23)(h)(6)(d).

      e. FORM OF Agreement between the Monument EuroNet Fund series of the Registrant and Vernes Asset Management, LLC is attached herewith as Exhibit EX-99.(23)(h)(6)(e).`

(i)   LEGAL OPINION.

      (1) Opinion of Stradley, Ronon, Stevens & Young, LLP dated April 22,1998 is herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration
           Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

      (2) Opinion of Stradley, Ronon, Stevens & Young LLP dated January 7, 2000 is herein incorporated by reference to Post-Effective Amendment Nos. 9/11 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on January 7, 2000.

      (3)  Opinion of Stradley, Ronon, Stevens & Young LLP dated February
           24, 2000 is herein incorporated by reference to Post-Effective Amendment Nos. 10/12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on February 24, 2000.

      (4)  Opinion of Counsel  dated May 12,  2000 is filed  herewith as Exhibit
           (23)(i)(4).

(k)   OMITTED FINANCIAL STATEMENTS.      Not Applicable.

(l)   INITIAL CAPITAL AGREEMENTS.
      Not applicable.

(m)   RULE 12B-1 PLAN.
      (1)  Re: Third Millennium Russia Fund.
           Plan of Distribution dated September 21, 1998 is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (2)  Re: New Market Fund.
           Plan of Distribution dated September 21, 1998 is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on December 30, 1998.

      (3)  Re:  GenomicsFund.com
           Plan of Distribution dated March 1, 2000 is filed herewith as Exhibit EX-99.(23)(m)(3).

      (4)  Re:  Global e-Fund.
           Plan of Distribution dated May 1, 2000 is filed herewith as Exhibit EX-99.(23)(m)(4).

      (5)   Re:  Monument EuroNet Fund.
       a.   FORM OF Plan of Distribution for Class A Shares dated
            ________________,  2000 is filed herewith as Exhibit
            EX-99.(23)(m)(5)(a).

       b. FORM OF Plan of Distribution for Class B Shares dated ________________, 2000 is filed herewith as Exhibit
             EX-99.(23)(m)(5)(b).

       c. FORM OF Plan of Distribution for Class C Shares dated ________________, 2000 is filed herewith as Exhibit
             EX-99.(23)(m)(5)(c).

(n)   RULE 18F-3 PLAN
           Re: Monument EuroNet Fund.FORM OF Rule 18f-3 Multiple Class Plan dated ____________,2000 is filed herewith as Exhibit EX-99.(23)(n)(1)

(o)   POWERS-OF-ATTORNEY.

      (1) Re: Samuel Boyd, Jr., William E. Poist and Paul M. Dickinson are herein incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on June 16, 1997.

(p)   CODES OF ETHICS.

      (1)  The  Code  of   Ethics  of  the   Registrant   is  filed herewith
           as Exhibit EX-99.(23)(p)(1).
      (2) The Code of Ethics of Vernes Asset Management, LLC is filed herewith as Exhibit EX-99.(23)(p)(2).
      (3) The Code of Ethics of First Dominion Capital Corp. is filed herewith as Exhibit EX-99. (23)(p)(3).
      (4) The Code of Ethics of Monument Distributors, Inc. is filed herewith as Exhibit EX-99.(23)(p)(4).

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
           None.

ITEM 25.   INDEMNIFICATION.

          The Registrant is incorporated under the General Corporation Law (the "GCL") of the State of Maryland. The Registrant's Articles of Incorporation provide the indemnification of directors, officers and other agents of the corporation to the fullest extent permitted under the GCL. The Articles limit such indemnification so as to comply with the prohibition against indemnifying such persons under Section 17 of the Investment Company Act of 1940, as amended, for certain conduct set forth in that section ("Disabling Conduct"). Contracts between the Registrant and various service providers include provisions for indemnification, but also forbid the Registrant to indemnify affiliates for Disabling Conduct.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

      a.)   Sand Hill Advisors, Inc., the investment Adviser to the Sand Hill
           Portfolio Manager Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 21, 1999, had approximately $500 million in assets under management.

      b.) CSI Capital Management, Inc., ("CSI") the investment Adviser to the CSI Equity Fund series and the CSI Fixed Income Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 21, 1999 had approximately $244 million in assets under management. A principal of CSI acts as trustee supervising an additional $30 million in assets.

      c.) Third Millennium Investment Advisors, LLC, the investment adviser to the Third Millennium Russia Fund, is a newly formed adviser formed for the purpose of advising Registered Investment Companies and as of December 21, 1999, had approximately $1 million in assets under management.

      d.) Virginia Management Investment Corporation, the investment manager to the New Market Fund is a newly formed Adviser formed for the purpose of advising Registered Investment Companies. The London Company of Virginia (The London Company") is the investment Adviser to the New Market Fund pursuant to an Investment Advisory Agreement between Virginia Management Investment Corporation and The London Company and currently has 3.7 million in assets under management.

     (e)   xGENx,  LLC, the  investment  adviser to the  GenomicsFund.com,  is a
           newly  formed   adviser  for  the  purpose  of  advising   Registered
           Investment Companies.

     (f) Global Assets Advisors, Inc., the investment adviser to the Global e Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and currently has approximately $50 million in assets under management.

     (g) Vernes Asset Management, LLC, the investment manager to the Monument EuroNet Fund series, is a newly formed manager for the purpose of advising Registered Investment Companies.

For information as to any other business, profession, vocation or employment of a substantial nature in which each of the foregoing investment Advisers, and each director, officer or partner of such investment Advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the investment Adviser's Form ADV listed opposite the investment Adviser's name below, which is currently on file with the SEC as required by the Investment Advisors Act of 1940, as amended.

       Name of Investment Adviser                      Form ADV File Number

       Sand Hill Advisors, Inc.                               801-17601
       CSI Capital Management, Inc.                           801-14549
       Third Millennium Investment Advisors, LLC              801-55720
       Virginia Management Investment Corporation             801-55697
       The London Company of Virginia                         801-46604
       xGENx, LLC                                             801-57224
       Global Assets Advisors, Inc.                           801-46753
       Vernes Asset Management, LLC                 PENDING,  will be provided
                                                      with a later filing.

ITEM 27.   PRINCIPAL UNDERWRITERS.(a)
(1)  First Dominion Capital Corp., also acts as underwriter to Vontobel Funds,
     Inc.
(2)  International Assets Advisory Corp..................
(3) Monument Distributors, Inc. also acts as underwriter to Monument Series Fund, Inc.


(b)   (1)  First Dominion Capital Corp.

                                                              Position and
           Name and Principal       Position and Offices      Offices with
           Business Address         with Underwriter          Fund

           John Pasco, III          President, Chief           Chairman,
           1500 Forest Avenue       Financial Officer          President
           Suite 223                and Treasurer              and Director
           Richmond VA 23229

           Mary T. Pasco            Director                   Assistant
           1500 Forest Avenue                                  Secretary
           Suite 223
           Richmond, VA 23229

           Darryl S. Peay           Vice President             Assistant
           1500 Forest Avenue       Assistant Compliance       Secretary
           Suite 223                Officer
           Richmond, VA 23229

           Lori J. Martin           Vice President and          None
           1500 Forest Avenue       Assistant Secretary
           Suite 223
           Richmond, VA 23229

           F. Byron Parker, Jr.     Secretary                  Secretary
           Mustian & Parker
           8002 Discovery Drive
           Suite 101
           Richmond, VA 23229

(b)   (2)  International Assets Advisory Corporation

           Name and                  Positions and           Positions and
           Principal Business        Offices with            Offices with
           Address                   Underwriter             Fund

           Diego J. Veitia           Director, Chairman      None
           250 Park Ave., So.        Of the Board,
           Suite 200                 President and Chief
           Winter Park, FL 32789     Executive Officer

           Stephen A. Saker          Director and Exec.      None
           250 Park Ave., So.        Vice President
           Suite 200
           Winter Park, FL 32789

           Jerome F. Misceli         Director                None
           250 Park Ave., So.
           Suite 200
           Winter Park, FL 32789

           Jeffrey L. Rush, MD       Director                None
           250 Park Ave., So.
           Suite 200
           Winter Park, FL 32789

           Robert A. Miller          Director                None
           250 Park Ave., So.
           Suite 200
           Winter Park, FL 32789

           Jonathan C. Hinz          Chief Financial         None
           250 Park Ave., So.        Officer and Treasurer
           Suite 200
           Winter Park, FL 32789

           Todd A. Boren             Sr. Vice President      None
           250 Park Ave., So.        & Managing Director
           Suite 200                 of Private Client
           Winter Park, FL 32789     Operations

           Gerard A. Mastrianni      Sr. Vice President      None
           250 Park Ave., So.
           Suite 200
           Winter Park, FL 32789

           Sheri Ann Cuff            Vice President-         None
           250 Park Ave., So.        Operations

           Suite 200
           Winter Park, FL 32789

           Nancy M. McMurtry         Vice President-         None
           250 Park Ave., So.        Compliance
           Suite 200
           Winter Park, FL 32789

(b)   (3)  Monument Distributors, Inc.

           Name and                  Positions and           Positions and
           Principal Business        Offices with            Offices with
           Address                   Underwriter             Fund

           David A. Kugler          President, Treasurer    None
           7920 Norfolk Avenue      and Director
           Suite 500
           Bethesda, Maryland 20814

(c)   Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.The accounts, books or other documents of the Registrant required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a) Investment records, including research information, records relating to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning investment recommendations of the Fund are maintained at each Fund's investment Adviser, as follows:

           Fund:        Sand Hill Portfolio Manager Fund
           Adviser:     Sand Hill Advisors, Inc., located at:
           Location:    3000 Sand Hill Road
                        Building 3, Suite 150
                        Menlo Park, CA  94025

           Fund:        CSI Equity Fund and CSI Fixed Income Fund
           Adviser:     CSI Capital Management
           Location:    445 Bush Street, 5th Floor

                        San Francisco, CA 94108

           Fund:        Third Millennium Russia Fund
           Adviser:     Third Millennium Investment Advisors, LLC:
           Location:    515 Madison Avenue, 24th Floor
                        New York, NY  10022

           Fund:        New Market Fund
           Adviser:     The London Company
           Location:    Riverfront Plaza, West Tower
                        901 E. Byrd Street, Suite 350A
                        Richmond, VA  23219

           Fund:        GenomicsFund.com
           Adviser:     xGENx, LLC
           Location:    555 Quince Orchard Road, Suite 606
                        Gaithersburg, MD  20878

           Fund:        Global e-Fund
           Adviser:     Global Assets Advisors, Inc.
           Location:    250 Park Avenue South, Suite 200
                        Winter Park, FL 32789

           Fund:       Monument EuroNet Fund
           Adviser:    Vernes Asset Management, LLC
           Location:   993 Farmington Avenue, Suite 205
                       Hartford, CT 06107(b)

     Accounts and records for portfolio securities and other investment assets, including cash of each of the Funds, as well as applicable accounting records, general ledgers, supporting ledgers, pricing computations, etc. are maintained in the custody of each Fund's custodian bank and accounting services agent, as follows:

           Custodian Bank/Accounting

           Services Agent:        Star Bank, N.A.
           Location:              425 Walnut Street
                                  P.O. Box 1118
                                  Cincinnati, OH  45201-1118.


           Funds:                  Sand Hill Portfolio Manager Fund
                                   CSI Equity Fund
                                   CSI Fixed Income Fund
                                   New Market Fund
                                   GenomicsFund.com

           Custodian Bank/Accounting

           Services Agent:         Brown Brothers Harriman & Co.
           Location:               40 Water Street
                                   Boston, MA  02109

           Funds:                  Third Millennium Russia Fund
                                   Global e-Fund
                                   Monument EuroNet Fund

(c) Shareholder Account Records (including share ledgers, duplicate confirmations, duplicate account statements and applications forms) pertaining to each of the Funds are maintained by their transfer agent, Fund Services, Inc.:

                               1500 Forest Avenue, Suite 111
                               Richmond, VA 23229

(d) Administrative records, including copies of the charter, by-laws, minute books, agreements, compliance records and reports, certain shareholder communications, etc. pertaining to each of the Funds are kept at their administrator, Commonwealth Shareholder Services, Inc., located at:

                               1500 Forest Avenue, Suite 223
                               Richmond, VA 23229

(e) Records relating to distribution of shares of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, New Market Fund Third Millennium Russia Fund and GenomicsFund.com are kept at their distributor, First Dominion Capital Corp., located at:

                               1500 Forest Avenue, Suite 223
                               Richmond, VA 23229.

(f) Records relating to distribution of shares of Global e-Fund are kept at their distributor, International Assets Advisory Corporation, located at:

                            250 Park Avenue, South
                            Suite 200
                            Winter Park, Florida 32789


ITEM 29.   MANAGEMENT SERVICES.
There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 30. UNDERTAKINGS.The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Richmond, and Commonwealth of Virginia on the 12th day of May, 2000.

                             THE WORLD FUNDS, INC.


                             By /s/ John Pasco, III
                             ------------------------
                              (Signature and Title)
                             John Pasco, III,
                             Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

(Signature)               (Title)                               (Date)

/s/ John Pasco, III       Director, Chairman               May 12, 2000
John Pasco, III           Chief Executive
                          Officer and Chief
                          Financial Officer

/s/ SAMUEL BOYD, JR.*     Director                         May 12, 2000
Samuel Boyd, Jr.

/s/ PAUL M. DICKENSON*    Director                         May 12, 2000
Paul M. Dickinson

/s/ WILLIAM E. POIST*     Director                         May 12, 2000
William E. Poist

/s/ John Pasco, III
------------------------
John Pasco, III

* By John Pasco, III, Attorney-in-Fact Pursuant to Powers-of-Attorney.

      EXHIBIT INDEX                               EDGAR EXHIBIT #
--------------------                              ---------------

      Articles Supplementary                    EX-99.(23)(a)(2)(f)
      Specimen Stock Certificate                EX-99.(23)(c)(a)(6)
      Investment Advisory Agreement
           GenomicsFund.com                     EX-99.(23)(d)(6)
           Global e Fund                        EX-99.(23)(d)(7)
           Vernes Asset Management, LLC         EX-99.(23)(d)(8)(a)
           SA Financiere Rembrandt              EX-99.(23)(d)(8)(b)
           Monument Advisors, Ltd.              EX-99.(23)(d)(8)(c)
      Distribution Agreement                    EX-99.(23)(e)(3)
      Administrative Services
           GenomicsFund.com                     EX-99.(23)(h)(2)(f)
           Global e Fund                        EX-99.(23)(h)(2)(g)
           Monument EuroNet Fund                EX-99.(23)(h)(2)(h)
      Expense Limitation Agreements
           New Market Fund                      EX-99.(23)(h)(6)(a)
           Third Millennium Russia Fund         EX-99.(23)(h)(6)(b)
           GenomicsFund.com                     EX-99.(23)(h)96)(c)
           Global e Fund                        EX-99.(23)(h)(6)(d)
           Monument EuroNet Fund                EX-99.(23)(h)(6)(e)
      Opinion of Counsel                        EX-23.(i)(4)
      Rule 12b-1 Plan
           GenomicsFund.com                     EX-99.(23)(m)(3)
           Global  e  Fund                      EX-99.(23)(m)(4)
           Monument EuroNet Fund -
                Class A Shares                  EX-99.(23)(m)(5)(a)
           Monument EuroNet Fund -
                Class B Shares                  EX-99.(23)(m)(5)(b)
           Monument EuroNet Fund -
                Class C Shares                  EX-99.(23)(m)(5)(c)
      Rule 18f-3 Plan                           EX-99.(23)(n)(1)
      Code of Ethics
           Registrant                           EX-99.(23)(p)(1)
           Vernes Asset Management, LLC         EX-99.(23)(p)(2)
           First Dominion Capital Corp.         EX-99.(23)(p)(3)
           Monument Distributors, Inc.          EX-99.(23)(p)(4)

                                                      EXHIBIT EX-99.23(a)(2)(f)


                             THE WORLD FUNDS, INC.

                             Articles Supplementary

     The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General
Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors of the Corporation, at a meeting held on April 14, 2000, adopted resolutions classifying and allocating unallocated and unissued Common Stock of the Corporation as follows: (i) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the Monument EuroNet Fund series of the Corporation, and further reclassifies those shares as follows: Twenty Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) shares for Class C shares of the series.

SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Five Million Dollars ($5,000,000):

One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share)were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Global e Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

(b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Five Million Dollars ($5,000,000):

One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares is designated as the Global e Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares is designated as the Monument EuroNet Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, and further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) shares for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and THIRD: The shares of the Monument EuroNet Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

FOURTH: With respect to the Monument EuroNet Fund series, at such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, all other applicable rules and regulations, and as reflected in the registration statement of the Monument EuroNet Fund, current as of the time such shares are issued, shares of Class B and Class Y, to the extent applicable, may be automatically converted into shares of another class of capital stock of the Monument EuroNet Fund based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) and reflected in such current registration statement relating to the Monument EuroNet Fund.

FIFTH: The aforesaid shares of the Monument EuroNet Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.

IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this 14th day of April, 2000.


                            The World Funds, Inc.


                             By /s/ John Pasco, III
                              -------------------
                               John Pasco, III
                               Chairman and Chief Executive Officer

WITNESS:

/s/ Darryl S. Peay
-------------------------------
Name:  Darryl S. Peay
Title: Assistant Secretary

THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                        /s/ John Pasco, III
                       --------------------
                       John Pasco, III
                       Chairman  and Chief Executive Officer

Attest:


/s/ Darryl S. Peay
---------------------
Darryl S. Peay
Assistant Secretary

                                                    EXHIBIT EX-99.(23)(c)(a)(6)



Below is the text of a sample of the Stock Certificate for Monument EuroNet Fund series of The World Funds, Inc.

CAPITAL STOCK OF                          CUSIP     981477-_____________

                        THE WORLD FUNDS, INC.
                    Monument EuroNet Fund series
        INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND




                         This Certifies that

                           is the owner of
    FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01
                    EACH OF THE CAPITAL STOCK OF

              THE WORLD FUNDS, INC. Monument EuroNet Fund series

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the bylaws of the Corporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

      This certificate is not valid until countersigned by the Transfer Agent.

      Witness the facsimile signatures of the duly authorized officers of the Corporation

Dated                Attest                    By


                   Secretary                  Chairman

                                                       EXHIBIT EX-99.(23)(d)(6)



                          INVESTMENT ADVISORY AGREEMENT

      Investment Advisory Agreement (the "Agreement") dated this 1st day of March, 2000 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and xGENx, LLC, a Maryland Limited Liability Company (the "Adviser") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Adviser to act as the Adviser to the GenomicsFund.com series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Adviser. The Fund employs the Adviser to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

           The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

           The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

           The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

           It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Portfolio to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Portfolio shall pay to the Adviser, and the Adviser will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of 1.00% on the first $250 million of average net assets; 0.875% on assets in excess of $250 million and not more than $500 million of average net assets; and 0.75% on average net assets over $500 million.

           All  rights  of  compensation   under  this  Agreement  for  services
performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

           a.   Taxes;

           b. Brokerage fees and commissions with regard to portfolio transactions;

           c.   Interest   charges,   fees  and   expenses  of  the custodian
                of the securities;

           d. Fees and expenses of the Fund's transfer agent and the Administrator;

           e.   Its  proportionate  share  of  auditing  and  legal expenses;

           f. Its proportionate share of the cost of maintenance of corporate existence;

           g.   Its   proportionate   share  of   compensation   of
                directors of the Fund who are not interested persons of the Adviser as that term is defined by law;

           h.   Its  proportionate  share of the costs of corporate  meetings;

           i. Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

           j.   Costs of printing and mailing  Prospectuses for the
                Portfolio's  shares,   reports   and   notices  to
                existing shareholders;

           k.   The  Advisory  fee  payable  to  the  Adviser,   as provided
                in paragraph 4 herein;

           l.   Costs  of  recordkeeping   (other  than  investment records
                required to be maintained by the Adviser), and daily pricing;

           m.  Distribution   expenses  in  accordance   with  any
               Distribution   Plan  as  and  if  approved  by  the  shareholders
               of the Portfolio; and

           n. Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

      6. Reports. The Fund and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

           Pursuant to comparable agreements, the Fund may also retain the services of the Adviser to serve as the investment adviser of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Adviser's Name. The Adviser hereby authorizes the Fund to use the name "GenomicsFund.com" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "GenomicsFund.com" or any derivation thereof unless the Adviser waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

           (a)  To the Fund at:           1500 Forest Avenue
                                               Suite 223
                                               Richmond, VA 23229

           (b)  To the Adviser at:        555 Quince Orchard Road
                                               Suite 606
                                               Gaithersburg, MD 20878

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

           xGENx, LLC

           BY:/s/ Steve Newby
           ---------------------------
           Steve Newby
           Chairman

           THE WORLD FUNDS, INC.


           BY: /s/ John Pasco, III
           ------------------------------
           John Pasco, III
           Chairman

                                                       EXHIBIT EX-99.(23)(d)(7)

                          INVESTMENT ADVISORY AGREEMENT

      Investment Advisory Agreement (the "Agreement")dated this 1st day of May, 2000 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and GLOBAL ASSETS ADVISORS, INC., a Florida corporation (the "Adviser") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Adviser to act as the Adviser to the Global e-Fund series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Adviser. The Fund employs the Adviser to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

           The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

           The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

           The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

           It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Portfolio to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Portfolio to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Portfolio shall pay to the Adviser, and the Adviser will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of 1.25% on the first $500 million of average net assets; 1.00% on assets in excess of $500 million and not more than $1 billion of average net assets; and 0.75% on average net assets over $1 billion.

           All  rights  of  compensation   under  this  Agreement  for  services
performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

           a.   Taxes;

           b. Brokerage fees and commissions with regard to portfolio transactions;

           c. Interest charges, fees and expenses of the custodian of the securities;

           d. Fees and expenses of the Fund's transfer agent and the Administrator;

           e.   Its proportionate share of auditing and legal expenses;

           f. Its proportionate share of the cost of maintenance of corporate existence;

           g. Its proportionate share of compensation of directors of the Fund who are not interested persons of the Adviser as that term is defined by law;

           h.   Its proportionate share of the costs of corporate meetings;

           i. Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

           j. Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

           k. The Advisory fee payable to the Adviser, as provided in paragraph 4 herein;

           l. Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;

           m.  Distribution expenses in accordance with any Distribution
               Plan as and if approved by the shareholders of the Portfolio; and

           n. Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

      6. Reports. The Fund and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

           Pursuant to comparable agreements, the Fund may also retain the services of the Adviser to serve as the investment adviser of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Adviser's Name. The Adviser hereby authorizes the Fund to use the name "Global e-Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Global e-Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

           (a)  To the Fund at:      1500 Forest Avenue
                                     Suite 223
                                     Richmond, Virginia 23229

           (b)  To the Adviser at:   250 Park Avenue South
                                     Suite 200
                                     Winter Park, Florida 32789

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               GLOBAL ASSETS ADVISORS, INC.



                               BY:  /s/ Diego J. Veitia
                                --------------------
                                    Diego J. Veitia
                                    President

                                   THE WORLD FUNDS, INC.


                               BY: John Pasco, III
                                -----------------
                                   John Pasco, III
                                   Chairman

                                                    EXHIBIT EX-99.(23)(d)(8)(a)




                         INVESTMENT MANAGEMENT AGREEMENT

      Investment Management Agreement (the "Agreement") dated this of ____________, 2000 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and Vernes Asset Management, LLC a Delaware Limited Liability Company (the "Manager") a registered investment manager under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Manager to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Manager is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Manager to act as the Manager to the Monument EuroNet Fund series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Manager. The Fund employs the Manager to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Manager's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Manager's discharge of the foregoing responsibilities.

           The Manager shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

           The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

           The Manager accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      Notwithstanding the foregoing, the Manager may obtain the services of one or more investment advisers to act as sub-adviser(s) to the Portfolio. The cost of employing such sub-adviser(s) will be paid by the Manager and not by the Portfolio.

      3. Portfolio Transactions. The Manager is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Manager will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

           It is understood that the Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Portfolio to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Manager may direct any transaction of the Portfolio to a broker which is affiliated with the Manager in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Manager. For the services to be rendered by the Manager under this Agreement, the Portfolio shall pay to the Manager, and the Manager will accept as full compensation a fee, accrued daily and payable twice monthly, at an annual rate of 1.50% on the first $250 million of average net assets; 1.25% on assets in excess of $250 million and not more than $500 million of average net assets; 1.00% on assets in excess of $500 million and not more than $750 million of average net assets; 0.875% on assets in excess of $750 million and not more than $1 billion of average net assets; and, 0.75% on average net assets over $1 billion.

           All  rights  of  compensation   under  this  Agreement  for  services
performed as of the termination date shall survive the termination of this Agreement.

      5.   Expenses.  During the term of this  Agreement,  the Manager will pay
           ---------
all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

           a.   Taxes;

           b.   Brokerage  fees  and  commissions   with  regard  to  portfolio
                transactions;

           c. Interest charges, fees and expenses of the custodian of the securities;

           d. Fees and expenses of the Fund's transfer agent and the Administrator;

           e.   Its proportionate share of auditing and legal expenses;

           f.   Its   proportionate   share  of  the  cost  of  maintenance  of
                corporate existence;

           g. Its proportionate share of compensation of directors of the Fund who are not interested persons of the Manager as that term is defined by law;

           h.   Its proportionate share of the costs of corporate meetings;

           i. Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

           j. Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

           k. The management fee payable to the Manager, as provided in paragraph 4 herein;

           l. Costs of recordkeeping (other than investment records required to be maintained by the Manager), and daily pricing;

           m. Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

           n. Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

      6. Reports. The Fund and the Manager agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Manager. The services of the Manager to the Fund are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

           Pursuant to comparable agreements, the Fund may also retain the services of the Manager to serve as the investment manager of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Manager hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Manager further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Manager. The duties of the Manager shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Manager hereunder. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Manager" shall include directors, officers, employees and other corporate agents of the Manager as well as that corporation itself).

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Manager (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Manager are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Manager (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Manager if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Manager's Name. The Manager hereby authorizes the Fund to use the name "Monument EuroNet Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Monument EuroNet Fund" or any derivation thereof unless the Manager waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Manager on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

           (a)  To the Fund at:     1500 Forest Avenue
                                    Suite 223
                                    Richmond, Virginia 23229

           (b)  To the Manager at:  993 Farmington Avenue
                                    Suite 205
                                    Hartford, Connecticut 06107

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               VERNES ASSET MANAGEMENT, LLC



                               BY:  ____________________________


                               THE WORLD FUNDS, INC.



                               BY:  _____________________________
                                    John Pasco, III
                                    Chairman

                                                    EXHIBIT EX-99.(23)(d)(8)(b)



                          INVESTMENT ADVISORY AGREEMENT

                                     between

                          Vernes Asset Management, LLC

                                       and

                             SA Financiere Rembrandt

      INVESTMENT ADVISORY AGREEMENT (the "Agreement") dated this ___ day of _________, 2000, by and between Vernes Asset Management, LLC (hereinafter referred to as the "Manager") and SA Financiere Rembrandt (hereinafter referred to as the "Investment Adviser"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

      WITNESSETH:

      WHEREAS, the Board of Directors (the "Directors") of the Manager wishes to enter into a contract with the Investment Adviser to render the following services to the Manager:

      To furnish research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; to place at the disposal of the Manager such statistical information and reports as may be required and, in general, to superintend such portions of the investments of the Monument EuroNet Fund series (hereinafter the "Fund") of The World Funds, Inc. (hereinafter "TWF") as may be made subject to the oversight of the Investment Adviser by the Manager.

      NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

1. During the term of this Agreement, or any extension thereof, the Investment Adviser will, to the best of its ability, furnish the foregoing services.

2. As compensation, the Manager will pay the Investment Adviser for its services an annual fee, which fee shall be payable twice monthly in accordance with the following formula:

    The amount of such fee shall be 50% of the investment management fee received by the Manager (which starts at 1.50% of the average daily net assets) on the assets which are subject to the supervision of the Investment Adviser (which equates to monthly compensation accrued daily at an annual rate of 0.75% on the first $250 million of average net assets; 0.625% of the average net assets between $250 and $500 million; 0.50% of the average net assets between $500 and $750 million; 0.4375% of the average net assets between $750 and $1 billion, and 0.375% of the average net assets over $1 billion the "Base Fee") less 50% of any reduction in such Base Fee resulting from:

a. Any reduction of the fee paid by the Fund on such assets pursuant to any agreement relating to the reimbursement of organizational expenses of the Fund initially advanced by and repayable to the Investment Manager; or

b. Any contractual and/or voluntary reduction of the fee paid by the Fund on such assets, if the voluntary reduction is agreed to by the Investment Adviser in writing in advance of such reduction.

3. Upon the approval of this agreement by TWF, this Agreement shall become effective concurrently with the Investment Management Agreement between the Manager and the Fund, pursuant to the approval of the shareholders of the Fund according to the provisions of the Investment Company Act of 1940 (the "Act").

4. This Agreement shall continue for a two year period ending___________, 2000. It may be renewed thereafter for successive periods not exceeding one year only so long as such renewal and continuance is specially approved at least annually by the Director's of TWF or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of TWF's Directors, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Adviser shall provide the Manager such information as reasonably may be necessary to assist the Directors of TWF to evaluate the terms of this Agreement. This Agreement will terminate automatically without the payment of any penalty upon termination of the Investment Management Agreement or upon sixty days' written notice by the Fund to the Investment Adviser that the Directors of TWF or the shareholders, by vote of a majority of the outstanding voting securities of the Fund, as provided by the act, has terminated the Investment Management Agreement. This Agreement may also be terminated by the Fund or the Investment Adviser without penalty upon sixty days' written notice to the Fund.

     This Agreement shall automatically terminate in the event of its assignment or the assignment of the Investment Management Agreement unless its continuation thereafter is approved by the Directors of TWF or the Shareholders of the Fund as herein before provided or as otherwise permitted under applicable laws or regulations unless an exemption is obtained from the U.S. Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph.

5. Subject to the supervision of TWF's Board of Directors and the Manager, the Investment Adviser will provide a continuous investment program for assets of the Fund under its supervision, including investment research and management with respect to all securities and investments and cash and cash equivalents. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Investment Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus. The Investment Adviser further agrees that it:

(a) will conform with all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or it the future have jurisdiction over its activities;

(b) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund with research advice and other services, or who sell Fund shares. In no instance will portfolio securities be purchased from or sold to the Investment Adviser or any affiliated person of the Investment Adviser as principal. Notwithstanding the foregoing sentence, the Investment Adviser may arrange for the execution of brokered transactions through an affiliated broker dealer in conformity with policies and procedures for such purpose if, when, and as established by the Board of TWF;

(c) will provide, at its own cost, all office space and facilities necessary to furnish the foregoing services to the Fund.

6. It is expressly understood and agreed that the services to be rendered by the Investment Adviser to the Manager under the provisions of this Agreement are not to be deemed exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Adviser to the Manager under this Agreement and the compensation provided for in Paragraph 2 hereof shall be limited solely to services with reference to the Fund.

7. The Manager agrees that it will furnish currently to the Investment Adviser all information reasonably necessary to permit the Investment Adviser to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit the Investment Adviser to carry out its responsibilities under this Agreement, and the parties agreed that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and frequency and manner with which it shall be supplied.

8. The Investment Adviser shall not be liable for any error of judgement or mistake at law or for any loss suffered by the Manager or the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Adviser against any liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

9. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

10. Any notice to be given hereunder may be given by personal notification or by first class mail, postage prepaid, to the party specified at the address stated below:

a.    To the Manager at:            993 Farmington Avenue
                                    Suite 205
                                    Hartford, Connecticut 06107

b.    To the Investment Adviser:    4, rue Rembrandt
                                    Paris, France

c.    To the Fund:                  1500 Forest Avenue
                                    Suite 223
                                    Richmond, Virginia 23229

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                          VERNES ASSET MANAGEMENT, LLC

                          BY: ________________________

                             SA FINANCIERE REMBRANDT

                          BY: ________________________

     Solely for the purpose of evidencing the approval of the effectiveness of this Agreement by the Fund in accordance with Section 15 of the Investment Company Act of 1940, as amended, the Fund has caused this instrument to be executed by the officer designated below as of the day and year first above written.

                          THE WORLD FUNDS, INC.

                           BY: _______________________

                          John Pasco, III
                          Chairman

                                                    EXHIBIT EX-99.(23)(d)(8)(c)



                          INVESTMENT ADVISORY AGREEMENT

                                     between

                          Vernes Asset Management, LLC

                                       and

                             Monument Advisors, Ltd.

      INVESTMENT ADVISORY AGREEMENT (the "Agreement") dated this ___ day of _________, 2000, by and between Vernes Asset Management, LLC (hereinafter referred to as the "Manager") and Monument Advisors, Ltd. (hereinafter referred to as the "Investment Adviser"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                                   WITNESSETH

      WHEREAS, the Board of Directors (the "Directors") of the Manager wishes to enter into a contract with the Investment Adviser to render the following services to the Manager:

      To furnish research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; to place at the disposal of the Manager such statistical information and reports as may be required and, in general, to superintend such portions of the investments of the Monument EuroNet Fund series (hereinafter the "Fund") of The World Funds, Inc. (hereinafter "TWF") as may be made subject to the oversight of the Investment Adviser by the Manager.

      NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

1. During the term of this Agreement, or any extension thereof, the Investment Adviser will, to the best of its ability, furnish the foregoing services.

2. As compensation, the Manager will pay the Investment Adviser for its services an annual fee, which fee shall be payable twice monthly in accordance with the following formula:

    The amount of such fee shall be 16% of the investment management fee received by the Manager (which starts at 1.50% of the average daily net assets) on the assets which are subject to the supervision of the Investment Adviser (which equates to monthly compensation accrued daily at an annual rate of 0.24% on the first $250 million of average net assets; 0.20% of the average net assets between $250 and $500 million; 0.16% of the average net assets between $500 and $750 million; 0.14% of the average net assets between $750 and $1 billion, and 0.12% of the average net assets over $1 billion the "Base Fee") less 16% of any reduction in such Base Fee resulting from:

a. Any reduction of the fee paid by the Fund on such assets pursuant to any agreement relating to the reimbursement of organizational expenses of the Fund initially advanced by and repayable to the Investment Manager; or

b. Any contractual and/or voluntary reduction of the fee paid by the Fund on such assets, if the voluntary reduction is agreed to by the Investment Adviser in writing in advance of such reduction.

3. Upon the approval of this Agreement by TWF, this Agreement shall become effective concurrently with the Investment Management Agreement between the Manager and the Fund, pursuant to the approval of the shareholders of the Fund according to the provisions of the Investment Company Act of 1940 (the "Act").

4. This Agreement shall continue for a two year period ending___________, 2000. It may be renewed thereafter for successive periods not exceeding one year only so long as such renewal and continuance is specially approved at least annually by the Director's of TWF or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of TWF's Directors, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Adviser shall provide the Manager such information as reasonably may be necessary to assist the Directors of TWF to evaluate the terms of this Agreement. This Agreement will terminate automatically without the payment of any penalty upon termination of the Investment Management Agreement or upon sixty days' written notice by the Fund to the Investment Adviser that the Directors of TWF or the shareholders, by vote of a majority of the outstanding voting securities of the Fund, as provided by the act, has terminated the Investment Management Agreement. This Agreement may also be terminated by the Fund or the Investment Adviser without penalty upon sixty days' written notice to the Fund.

    This Agreement shall automatically terminate in the event of its assignment or the assignment of the Investment Management Agreement unless its continuation thereafter is approved by the Directors of TWF or the Shareholders of the Fund as herein before provided or as otherwise permitted under applicable laws or regulations unless an exemption is obtained from the U.S. Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph.

5. Subject to the supervision of TWF's Board of Directors and the Manager, the Investment Adviser will provide a continuous investment program for assets of the Fund under its supervision, including investment research and management with respect to all securities and investments and cash and cash equivalents. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The
   Investment Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus. The Investment Adviser further agrees that it:

(a) will conform with all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or it the future have jurisdiction over its activities;

(b) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund with research advice and other services, or who sell Fund shares. In no instance will portfolio securities be purchased from or sold to the Investment Adviser or any affiliated person of the Investment Adviser as principal. Notwithstanding the foregoing sentence, the Investment Adviser may arrange for the execution of brokered transactions through an affiliated broker dealer in conformity with policies and procedures for such purpose if, when, and as established by the Board of TWF;

(c) will provide, at its own cost, all office space and facilities necessary to furnish the foregoing services to the Fund.

6. It is expressly understood and agreed that the services to be rendered by the Investment Adviser to the Manager under the provisions of this Agreement are not to be deemed exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Adviser to the Manager under this Agreement and the compensation provided for in Paragraph 2 hereof shall be limited solely to services with reference to the Fund.

7. The Manager agrees that it will furnish currently to the Investment Adviser all information reasonably necessary to permit the Investment Adviser to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit the Investment Adviser to carry out its responsibilities under this Agreement, and the parties agreed that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and frequency and manner with which it shall be supplied.

8. The Investment Adviser shall not be liable for any error of judgement or mistake at law or for any loss suffered by the Manager or the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Adviser against any liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

9. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

10.Any notice to be given hereunder may be given by personal notification or by first class mail, postage prepaid, to the party specified at the address stated below:

a.    To the Manager at:            993 Farmington Avenue
                                    Suite 205
                                    Hartford, Connecticut 06107

b.    To the Investment Adviser:    7920 Norfolk Avenue
                                    Suite 500
                                    Bethesda, Maryland 20814

c.    To the Fund:                  1500 Forest Avenue
                                    Suite 223
                                    Richmond, Virginia 23229

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                          VERNES ASSET MANAGEMENT, LLC

                          BY: ________________________

                          MONUMENT ADVISORS, LTD.


                          BY: ________________________
                                  David Kugler

     Solely for the purpose of evidencing the approval of the effectiveness of this Agreement by the Fund in accordance with Section 15 of the Investment Company Act of 1940, as amended, the Fund has caused this instrument to be executed by the officer designated below as of the day and year first above written.

                          THE WORLD FUNDS, INC.



                           BY: _______________________
                               John Pasco, III
                               Chairman

                                                       EXHIBIT EX-99.(23)(e)(3)




                              The World Funds, Inc.

                             DISTRIBUTION AGREEMENT

     DISTRIBUTION AGREEMENT, made this _______ day of _________, 2000, by and between The World Funds, Inc., a Maryland corporation (the "Fund") for the benefit of its Monument EuroNet Fund series, and First Dominion Capital Corp. a Virginia corporation ("FDCC") and Monument Distributors, Inc. ("MDI"), a Maryland corporation. FDCC and MDI are referred to herein collectively as the "Distributors."

                                   WITNESSETH:

      1.   DISTRIBUTION SERVICES

           The Fund hereby engages the Distributors to assist the Fund in the sale and distribution to investors of shares of common stock of the Fund (the "Shares"). In connection therewith, the Distributors shall promote the sale of Shares, act as underwriters of Shares of the Fund, and otherwise assist the Fund in the distribution of Shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer shares for sale at all times when, and in such places as, such shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith the Distributors may act as principal or agent for the sale of such shares.

      2.   SALE OF FUND SHARES

           Such shares are to be sold only on the following terms:

           (a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify the responsible Distributor of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.

           (b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective Prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective Prospectus. No shares may be sold for less than the net asset value thereof.

      3.   REGISTRATION OF SHARES; REGISTRATION OF DISTRIBUTORS

           (a) The Fund agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate. The Distributors may serve as dealer of record to assist the Fund in connection with any such registration or qualification.

           (b) Each Distributor represents that it is registered as a broker-dealer under all applicable Federal and State securities laws, and each further represents that it is a member in good standing of the National Association of Securities Dealers (the "NASD"). Each dealer acknowledges that its registration is required for the performance of the duties required hereunder, and that the absence of such registration shall be grounds for the immediate termination of this Agreement, provided, that termination of this Agreement shall not relieve a party of its obligation to pay all amounts properly payable by that party through the time of such termination.

      4.   INFORMATION TO BE FURNISHED TO THE DISTRIBUTORS

           The Fund agrees that it will furnish to the Distributors such information with respect to the affairs and accounts of the Fund as the Distributors may from time to time reasonably require, and further agrees that the Distributors, at all reasonable times, shall be permitted to inspect books and records of the Fund relating to the issuance and distribution of Shares, and to verify information contained in the current registration statement of the Fund with respect thereto.

      5.   INFORMATION TO BE FURNISHED TO THE FUND

           (a) Each Distributor acknowledges that the Fund has adopted a Plan of Distribution (the "Plan of Distribution") pursuant Rule 12b-1 ("Rule 12b-1") adopted under Investment Company Act of 1940, as amended. Each Distributor agrees to abide by the terms of such Plan of Distribution in marketing and distributing the Shares of the Fund, and to comply with any budget or supervisory procedures required under such Plan.

           (b) Each Distributor agrees that it will provide to the Fund reasonably detailed information concerning the use made of all funds paid to that Distributor by the Fund pursuant to the Fund's Plan of Distribution. MDI agrees to furnish such information to FDCC, and FDCC agrees to assemble such information from MDI both separately and together with comparable information from its own records, and to promptly transmit the same to the Fund. When a Distributor applies Rule 12b-1 payments for payment to an unaffiliated person, it acknowledges its duty under that rule to identify the use made of such funds. When a Distributor applies such funds to make a payment to an affiliated person, it agrees to further identify both the use and further recipient of such funds. Each Distributor hereby acknowledges that it is familiar with the requirements of Rule 12b-1, and will abide by the reporting requirements of that rule. Each Distributor hereby authorizes the Fund to inspect books and records of the Distributor relating to the issuance and distribution of Shares of the Fund and the expenses of promoting and distributing the Shares of the Fund, to verify that the 12b-1 payments of the Fund have been applied in accordance with the Fund's Plan of Distribution and requirements contained in the current registration statement of the Fund with respect thereto.

      6.   ALLOCATION OF EXPENSES

           During the period of this contract, the Fund shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by the Distributors or any investment manager, investment advisor, or other service provider to the Fund. Each Distributor shall pay advertising and promotional expenses incurred by that Distributor in connection with the distribution of the Fund's shares that are sold subject to the imposition of a sales or other distribution charge, including paying for prospectuses for delivery to prospective shareholders.

      7.   COMPENSATION TO THE DISTRIBUTORS

           It is understood and agreed by the parties hereto that each Distributor will receive compensation for the services it performs hereunder in accordance with Schedule A hereto.

      8.   LIMITATION OF EACH DISTRIBUTOR'S AUTHORITY

           Each Distributor shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund. In the performance of its duties hereunder, each Distributor may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Fund. Such selling dealer agreements shall provide for the sale of shares of the Fund (or any series of the Fund) on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of a Distributor in effect as of the date of this agreement, when approved as to form by the Fund, shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required to set forth the terms of the offering of the affected Fund shares.

      9.   SUBSCRIPTION FOR SHARES - REFUND FOR CANCELLED ORDERS

           If a Distributor elects to act as a principal, and not as agent, for a sale of Fund shares, that Distributor agrees that it will subscribe for Shares of the Fund only for the purpose of fulfilling purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of shares of the Fund is placed with a Distributor by a customer or dealer and subsequently cancelled, the Distributor shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if the Distributor has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

           (a)  the consideration received by the Fund for said shares; or

           (b) the net asset value of such shares at the time of cancellation by the Distributor.

      10.  INDEMNIFICATION OF THE FUND

           Each Distributor agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Fund by the Distributor. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, the Distributors shall defend such action on behalf of the Fund at their own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, the Distributors shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund or any director, officer, or employee of the Fund who is not an interested person of the Distributors, unless the information so supplied or omitted was available to the Distributors or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

      11.  FREEDOM TO DEAL WITH THIRD PARTIES

           Each Distributor shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

      12.  EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

           The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund (or of any series of the Fund) shall mean the vote of 67% or more of the securities of the Fund (or of any affected series of the Fund) if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund (or an affected series of the Fund) whichever is the lesser.

           Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested person of the Distributors as defined by the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund or an affected series of the Fund.

           This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Distributors, upon 60 days' written notice to the other party.

           This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Investment Company Act of 1940, as amended).

      13.  AMENDMENTS TO AGREEMENT

           No material amendment to this Agreement shall be effective until approved by the Distributors and by the affirmative vote of a majority of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of the Distributors or any affiliate of the Distributors).

      14.  NOTICES

           Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

     IN WITNESS WHEREOF, the Fund and the Distributors have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.

      THE WORLD FUNDS, INC.

      By:___________________________
           John Pasco, III
           Chairman

Attested by:    _______________________________


      FIRST DOMINION CAPITAL CORP.

      By:___________________________
           Darryl Peay
           Chief Financial Officer

Attested by:    _______________________________

      MONUMENT DISTRIBUTORS, INC.

      By:___________________________
           David A. Kugler
           Chairman

Attested by:    _______________________________

                                   SCHEDULE A

      The Fund shall direct its Administrator to pay to the Distributors amounts authorized to be expended for the promotion and distribution of the Shares of the Fund. Such amounts include both compensation for services pursuant to this Distribution Agreement, reimbursement of expenses authorized under this Agreement and the Fund's Plan of Distribution. Such compensation and reimbursement shall be computed separately as to each Distributor. Such compensation or reimbursement shall be paid as and when approved by the Fund. Each Distributor acknowledges that it has agreed to furnish to the Fund such information as may be required under Rule 12b-1 to support the payment of amounts derived under the Fund's Plan of Distribution, and the Fund is not required to approve any payment that is not supported by records complying with Rule 12b-1.

      With respect to transmission of funds from the sale of Shares by the Distributor the following shall apply:

      (a) With respect to any shares of the Fund sold subject to a sales charge, a Distributor shall be entitled to retain the underwriter's portion of the sales charge for the investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

      (b) With respect to sales of shares of the Fund sold subject to a sales charge for which the Distributors is the selling dealer, the Distributors shall retain the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

      With respect to compensation to the Distributors payable from asset-based sales charges, the Fund agrees to cause its Administrator to pay to each Distributor such amounts as have been collected from the Fund for that purpose. With respect to any amounts withheld from the proceeds of a redemption, such as a contingent deferred sales charge, the Fund agrees that it will also cause the payment to the Distributors of such amounts.

     With respect to amounts to be paid to a Distributor by the Fund, the Fund agrees to accept and honor any instruction that it may receive with respect to the assignment of any payments called for hereunder as security for any loan or advance obtained by the instructing Distributor

                                                    EXHIBIT EX-99.(23)(h)(2)(f)



                        ADMINISTRATIVE SERVICES AGREEMENT

Administrative Services Agreement (the "Agreement") dated March 1, 2000, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

      WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the GenomicsFund.com series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment advisor of the Portfolio, xGENx, LLC (the "Adviser"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

Notices to the Fund shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Notices to CSS shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                          THE WORLD FUNDS, INC.


                             By: /s/ John Pasco, III
                             ---------------------------
                                 John Pasco, III
                                 Chairman

                          COMMONWEALTH SHAREHOLDER SERVICES, INC.


                             By: /s/ John Pasco, III
                             ----------------------------
                                 John Pasco, III
                                 President

                                  SCHEDULE A TO

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND BETWEEN

                           THE WORLD FUNDS, INC. AND

                    COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                     FOR THE

                                GenomicsFund.com

Pursuant to Section 9 of the Administrative Services Agreement, dated March 1, 2000, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), GenomicsFund.com series of the Fund shall pay CSS a fee calculated and paid monthly as follows:

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.20% per annum of the average daily net assets of GenomicsFund.com series of the Fund, payable monthly, with a minimum fee of $30,000.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                    EXHIBIT EX-99.(23)(h)(2)(g)



                        ADMINISTRATIVE SERVICES AGREEMENT

Administrative Services Agreement (the "Agreement") dated May 1,2000, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                         WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the Global e-Fund series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment adviser of the Portfolio, Global Assets Advisors, Inc. (the "Adviser"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

Notices to the Fund shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Notices to CSS shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                          THE WORLD FUNDS, INC.


                          By:______________________________
                                 John Pasco, III
                                 Chairman

                          COMMONWEALTH SHAREHOLDER SERVICES, INC.


                          By: _____________________________
                                 John Pasco, III
                                 Chairman

                                  SCHEDULE A TO

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND BETWEEN

                            THE WORLD FUNDS, INC. AND

                    COMMONWEALTH SHAREHOLDER SERVICES, INC.

                          FOR THE Global e-Fund series

Pursuant to Section 9 of the Administrative Services Agreement, dated May 1, 2000, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), Global e-Fund series of the Fund shall pay CSS a fee calculated and paid monthly as follows:

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

For all other administration, CSS shall be paid a fee at the rate of 0.20% per annum of the average daily net assets on the first $500 Million (with a minimum fee of $30,000); 0.175% per annum of the average daily net assets from $500 Million to $1 Billion; and 0.15% per annum of the average daily net assets in excess of 1 Billion.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                    EXHIBIT EX-99.(23)(h)(2)(h)



                        ADMINISTRATIVE SERVICES AGREEMENT

      Administrative Services Agreement (the "Agreement") dated , 2000, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                         WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the Monument EuroNet Fund series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment manager of the Portfolio, Vernes Asset Management LLC (the "Manager"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

Notices to the Fund shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Notices to CSS shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                          THE WORLD FUNDS, INC.


                          By:______________________________
                                 John Pasco, III
                                 Chairman

                          COMMONWEALTH SHAREHOLDER SERVICES, INC.


                          By: _____________________________
                                 John Pasco, III
                                 President

                            SCHEDULE A TO

                  ADMINISTRATIVE SERVICES AGREEMENT

                           BY AND BETWEEN

                      THE WORLD FUNDS, INC. AND

               COMMONWEALTH SHAREHOLDER SERVICES, INC.

                               FOR THE

                    Monument EuroNet Fund series

Pursuant to Section 9 of the Administrative Services Agreement, dated , 2000, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), Monument EuroNet Fund series of the Fund shall pay CSS a fee calculated and paid twice monthly as follows:

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.20% per annum of the average daily net assets on the first $250 Million (with a minimum fee of $30,000); 0.175% per annum of the average daily net assets from $250 Million to $500 Million; 0.15% per annum of the average daily net assets from $500 Million to $750 Million; 0.125% per annum of the average daily net assets from $750 Million to $1 Billion; and 0.10% per annum of the average daily net assets in excess of 1 Billion.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                 EXHIBIT EX-99.(23)(h)(6)(a)



                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, INC.


      This EXPENSE LIMITATIONAGREEMENT, effective as of October 1, 1998 is by and between Virginia Management Investment Corporation (the "Adviser") and The World Funds, Inc. (the "Fund"), on behalf of The New Market Fund series of the Fund (the "Portfolio").

      WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

      WHEREAS the Fund and the Adviser have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Adviser provides Advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

      WHEREAS the Fund and the Adviser have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation

1.1  Operating   Expense  Limit.   The  maximum   Operating   Expense  Limit  in
     any year with respect to the Portfolio is 1.99% of the average daily net assets of the Portfolio.

1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Portfolio Operating Expenses may include, but are not limited to, Advisory fees of the Adviser. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Adviser will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the Advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

      2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Portfolio during any of the previous five (5) years, pursuant to Section 1of this Agreement, less any reimbursement previously paid by a Portfolio to the Adviser with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Adviser pursuant to this
           Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

      2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Fund's Board of Directors has
           determined  that a reimbursement   is  in  the  best   interest
           of  the   Portfolio  and  its shareholders.  The Fund's Board of
           Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3.    Term and Termination of Agreement.

      This Agreement will continue in effect until October 1, 2001, and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, after the initial term of three years, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.

4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                        By: _____________________________
                          John Pasco, III
                          Chairman

                     VIRGINIA MANAGEMENT INVESTMENT CORPORATION



                        By: ____________________________
                            President

                                                    EXHIBIT EX-99.(23)(h)(6)(b)



                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, INC.


      This EXPENSE LIMITATIONAGREEMENT, effective as of October 1, 1998 is by and between Third Millennium Investment Advisors, LLC (the "Adviser") and The World Funds, Inc. (the "Fund"), on behalf of The Third Millennium Russia Fund series of the Fund (the "Portfolio").

      WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

      WHEREAS the Fund and the Adviser have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Adviser provides Advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

      WHEREAS the Fund and the Adviser have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation

1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to the Portfolio is 2.75% of the average daily net assets of the Portfolio.

1.2 Applicable Expense Limit. To the extent that the aggregate Expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Portfolio Operating Expenses may include, but are not limited to, Advisory fees of the Adviser. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Adviser will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the Advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Portfolio during any of the previous five
     (5) years, pursuant to Section 1of this Agreement, less any reimbursement previously paid by a Portfolio to the Adviser with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Adviser pursuant to this Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3. Term and Termination of Agreement. This Agreement will continue in effect until October 1, 2001, and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, after the initial term of three years, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.   Miscellaneous.

4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                        By: _____________________________
                          John Pasco, III
                          Chairman

                     THIRD MILLENNIUM INVESTMENT ADVISORS LLC



                        By: ____________________________
                          John Connor
                          President

                                                    EXHIBIT EX-99.(23)(h)(6)(c)

                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, INC.


      This EXPENSE LIMITATIONAGREEMENT, effective as of March 1, 2000 is by and between xGENx, LLC (the "Adviser") and The World Funds, Inc. (the "Fund"), on behalf of the GenomicsFund.com series of the Fund (the "Portfolio").

      WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

      WHEREAS the Fund and the Adviser have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Adviser provides Advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

      WHEREAS the Fund and the Adviser have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation

1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to the Portfolio is 1.90% of the average daily net assets of the Portfolio.

1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Portfolio Operating Expenses may include, but are not limited to, Advisory fees of the Adviser. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Adviser will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Portfolio during any of the previous five
     (5) years, pursuant to Section 1of this Agreement, less any reimbursement previously paid by a Portfolio to the Adviser with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Adviser pursuant to this Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

2.2  Board Approval.  No Reimbursement Amount will be paid to the
     Adviser in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3.    Term and Termination of Agreement.
      This Agreement will continue in effect until March 1, 2003 and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.

4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                        By: _____________________________
                          John Pasco, III
                          Chairman

                     xGENx, LLC

                        By: ____________________________
                          Steve Newby
                          President

                                                    EXHIBIT EX-99.(23)(h)(6)(d)





                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, INC.


      This EXPENSE LIMITATIONAGREEMENT, effective as of May 1, 2000 is by and between Global Assets Advisers, Inc. (the "Adviser") and The World Funds, Inc. (the "Fund"), on behalf of The Global e-Fund series of the Fund (the "Portfolio").

      WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

      WHEREAS the Fund and the Adviser have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Adviser provides Advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

      WHEREAS the Fund and the Adviser have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation

1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to the Portfolio is 3.49% of the average daily net assets of the Portfolio.

1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Portfolio Operating Expenses may include, but are not limited to, Advisory fees of the Adviser. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Adviser will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the Advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Portfolio during any of the previous five
     (5) years, pursuant to Section 1of this Agreement, less any reimbursement previously paid by a Portfolio to the Adviser with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Adviser pursuant to this Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3.    Term and Termination of Agreement.

      This Agreement will continue in effect until May 1, 2003, and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.


4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                        By: _____________________________
                          John Pasco, III
                          Chairman

                     GLOBAL ASSETS ADVISERS, INC.



                        By: ____________________________
                          Diego J. Veitia
                          President

                                                    EXHIBIT EX-99.(23)(h)(6)(e)



                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, INC.


      This EXPENSE LIMITATIONAGREEMENT, effective as of ___________, 2000 is by and between Vernes Asset Management, LLC (the "Manager") and The World Funds, Inc. (the "Fund"), on behalf of Monument EuroNet Fund series of the Fund (the "Portfolio").

      WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

      WHEREAS the Fund and the Manager have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Manager provides Advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

      WHEREAS the Fund and the Manager have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation

1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to Class A shares of the Portfolio is 3.49% and 3.99% for Class B and Class C shares of the Portfolio of the average daily net assets of the Portfolio.

1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Manager. Portfolio Operating Expenses may include, but are not limited to, Advisory fees of the Manager. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

1.3 Method of Computation. To determine the Manager's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Manager will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the Advisory fees waived or reduced by the Manager, as well as other payments remitted by the Manager to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Manager will be entitled to reimbursement of fees waived or remitted by the Manager to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Manager (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Manager to the Portfolio during any of the previous five
     (5) years, pursuant to Section 1of this Agreement, less any reimbursement previously paid by a Portfolio to the Manager with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Manager pursuant to this Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

2.2 Board Approval. No Reimbursement Amount will be paid to the Manager in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Manager during the quarter.

3.    Term and Termination of Agreement.

      This Agreement will continue in effect for the first three years of operations, and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, after the initial term of three years, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.


4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                      By: _____________________________
                          John Pasco, III
                          Chairman

                     VERNES ASSET MANAGEMENT, LLC



                      By: ____________________________
                         President

                                                           EXHIBIT EX-23.(i)(4)

                                G R E E N B E R G
                                  T R A U R I G


                                A T T O R N E Y S
                                       AT
                                      L A W

                            2050 One Commerce Square
                        Philadelphia, Pennsylvania 19103

                                 (215) 988-7837

Direct Dial: (215) 988-7837

                                  May 12, 2000

The World Funds, Inc.
Suite 223
1500 Forest Avenue
Richmond, Virginia  23226

           Re:  Legal Opinion - Securities Act of 1933

Ladies and Gentlemen:

           I have previously provided to The World Funds, Inc. (the "Fund"), a series corporation organized under Maryland law, an opinion respecting shares of common stock of the Fund registered under the Securities Act of 1933, as amended (the "Securities Act"). In connection with that opinion, I examined the Articles of Incorporation (the "Articles") of the Fund, the By-Laws of the Fund, the resolutions adopted by the Fund's Board of Directors organizing the business of the Fund, and its proposed form of Share Certificates (if any), all as amended to date, and the various pertinent corporate proceedings we deem material. I also examined the Notification of Registration and the Registration Statements filed under the Investment Company Act of 1940 (the "Investment Company Act") and the Securities Act, all as amended to date, as well as other items we deemed material to that opinion.

           I noted that the Fund is authorized by the Articles to issue five hundred million (500,000,000) shares of common stock at a par value of $0.01 per share. The Articles designated the Sand Hill Portfolio Manager Fund series of the Fund, and authorized the issuance of fifty million (50,000,000) shares of common stock of such series. Articles Supplementary also authorized the issuance of fifty million (50,000,000) shares of common stock of the CSI Fixed Income Fund series, and the issuance of fifty million (50,000,000) shares of common stock of the CSI Equity Fund series. Finally, Articles Supplementary also authorized the issuance of fifty million (50,000,000) shares of common stock of the New Market Fund series, the issuance of fifty million (50,000,000) shares of common stock of the Third Millenium Russia Fund series, the issuance of fifty million (50,000,000) shares of common stock of the GenomicsFund.com series. I previously furnished an opinion with respect to the securities of the GenomicsFund.com series so registered. The Fund also adopted Articles Supplementary authorizing the issuance of of fifty million (50,000,000) shares of common stock of a Globale Fund series, and I furnished an opinion with respect to the registration of such securities. More recently, the Fund adopted Articles Supplementary authorizing the issuance of of fifty million (50,000,000) shares of common stock of a Monument EuroWeb Fund series.

            The Fund has filed with the U.S. Securities and Exchange Commission, a registration statement under the Securities Act, which registration statement is deemed to register an indefinite number of shares of the Fund pursuant to the provisions of Rule 24f-2 under the Investment Company Act. You have advised us that the Fund each year hereafter will timely file, a Notice pursuant to Rule 24f-2 perfecting the registration of the shares sold by the Fund during each fiscal year during which such registration of an indefinite number of shares remains in effect.

           You have also informed us that the shares of the Fund have been, and will continue to be, sold in accordance with the Fund's usual method of distributing its registered shares, under which prospectuses are made available for delivery to offerees and purchasers of such shares in accordance with
Section 5(b) of the Securities Act.

           Based upon the foregoing information and examination, so long as the Fund remains a valid and subsisting entity under the laws of Maryland, and the registration of an indefinite number of shares of the Fund remains effective, the authorized shares of the series of the new Fund identified above, when issued for the consideration set by the Board of Directors pursuant to the Articles, and subject to compliance with Rule 24f-2, will be legally outstanding, fully-paid, and non-assessable shares, and the holders of such shares will have all the rights provided for with respect to such holding by the Articles and the laws of the State of Maryland.

           We hereby consent to the use of this opinion, in lieu of any other, as an exhibit to the Registration Statement of the Fund, along with any amendments thereto, covering the registration of the shares of the Fund under the Securities Act and the applications, registration statements or notice filings, and amendments thereto, filed in accordance with the securities laws of the several states in which shares of the Fund are offered, and we further consent to reference in the registration statement of the Fund to the fact that this opinion concerning the legality of the issue has been rendered by us.

                                Very truly yours,

                                GREENBERG TRAURIG

                          By:/s/ Steven M. Felsenstein
                            ---------------------------
                               Steven M. Felsenstein

                                                       EXHIBIT EX-99.(23)(m)(3)



                              THE WORLD FUNDS, INC

                               Distribution Plan

                                       Of

                                GenomicsFund.com

      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Fund") for the shares of the Fund's GenomicsFund.com series (the "Series"). The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Fund contemplates that the Plan shall operate as a compensation Plan.

      The Plan provides that:

           1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Fund and the Distributor, the Fund shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Series' shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

           a.  Any   Distribution   Agreement   between  the  Fund  and  its
               National Distributor, or any other distributor of shares in privity with the Fund.

           b.   The National Distributor's Selling Dealer Agreement.

Purchase orders for goods and services acquired from persons who are not affiliates of the Fund are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Fund under this Plan is 0.25% per annum of the average daily net assets of the Series' shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Fund.

           4. It is anticipated that amounts paid by the Fund under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Fund for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Fund with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors, including the non-interested Directors, cast in person at a meeting called for the purpose of voting on the Plan.

           7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the non-interested Directors, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Fund and the Fund's investment adviser.

           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Fund's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

           11.  This Plan shall take effect on the 1st  day of March, 2000.

      This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Fund and the Distributor as evidenced by their execution hereof.

                          The World Funds, Inc.


                          By:   /s/ John Pasco, III
                          -------------------------
                                 John Pasco, III
                                 Chairman

                          First Dominion Capital Corp.

                           By: /s/ John Pasco, III
                          --------------------------
                                 John Pasco, III
                                 President

                                                       EXHIBIT EX-99.(23)(m)(4)


                              THE WORLD FUNDS, INC.

                                Distribution Plan

                                       Of

                                  Global e-Fund

      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Fund") for the shares of the Fund's Global e-Fund series (the "Series"). The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Fund contemplates that the Plan shall operate as a compensation Plan.

      The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Fund and the Distributor, the Fund shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Series' shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

      2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

           a. Any Distribution Agreement between the Fund and its National Distributor, or any other distributor of shares in privity with the Fund.

           b.   The National Distributor's Selling Dealer Agreement.

Purchase orders for goods and services acquired from persons who are not affiliates of the Fund are not deemed to be agreements under this Plan.

      3. The maximum aggregate amount which may be reimbursed by the Fund under this Plan is 0.50% per annum of the average daily net assets of the Series' shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Fund.

      4. It is anticipated that amounts paid by the Fund under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

      5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Fund for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Fund with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors, including the non-interested Directors, cast in person at a meeting called for the purpose of voting on the Plan.

      7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the non-interested Directors, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Fund and the Fund's investment adviser.

      8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

      9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

      10. So long as the Plan is in effect, the selection and nomination of the Fund's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

      11.  This Plan shall take effect on the 1st  day of May, 2000.



      This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Fund and the Distributor as evidenced by their execution hereof.

                          The World Funds, Inc.

                             By: /s/ John Pasco, III
                             ---------------------------
                                 John Pasco, III
                                 Chairman

                          International Assets Advisory Corporation

                          By:  /s/ Todd Boren
                             ----------------------------
                               Todd Boren
                               Vice President

    1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the series' principal underwriter, International Assets Advisory Corporation (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Series' shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund, the Series and the Series' shareholders.

                                                    EXHIBIT EX-99.(23)(m)(5)(a)




                              THE WORLD FUNDS, INC.

                                Distribution Plan

                                       Of

                              Monument EuroNet Fund

                                 Class A Shares

      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Fund") for the Class A Shares of the Fund's Monument EuroNet Fund series (the "Portfolio"). The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.2 The Fund contemplates that the Plan shall operate as a compensation Plan.

      The Plan provides that:

           1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Fund and the Distributors, the Fund shall pay to the Distributors, or others through the Distributors, the amounts called for under the Plan. Such payments shall be applied by the Distributors for all expenses incurred by such parties in the promotion and distribution of the Portfolio's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

                a. Any Distribution Agreement between the Fund and its National Distributors, or any other distributor of shares in privity with the Fund.

                b.   The National Distributor's Selling Dealer Agreement.

Purchase orders for goods and services acquired from persons who are not affiliates of the Fund are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Fund under this Plan is 0.50% per annum of the average daily net assets of the Portfolio's shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Fund.

           4. It is anticipated that amounts paid by the Fund under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributors shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Fund for its review on a quarterly basis, a written report of the monies reimbursed to the Distributors and others under the Plan, and shall furnish the Board of Directors of the Fund with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors, including the non-interested Directors, cast in person at a meeting called for the purpose of voting on the Plan.

           7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the non-interested Directors, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Fund and the Fund's investment adviser.

           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Fund's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

           11.  This Plan shall take effect on the ___  day of _____, 2000.



      This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Fund and the Distributors as evidenced by their execution hereof.

                          The World Funds, Inc.


                          By:
                          ---------------------------
                          John Pasco, III
                          Chairman

                          First Dominion Capital Corp.

                          By:
                          ---------------------------
                          John Pasco, III
                          President



                          Monument Distributors, Inc.

                          By:
                          ---------------------------
                           David A. Kugler
                           President

                                                    EXHIBIT EX-99.(23)(m)(5)(b)




                              THE WORLD FUNDS, INC.

                                Distribution Plan

                                       Of

                              Monument EuroNet Fund

                                 Class B Shares

      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Fund") for the Class B shares of the Fund's Monument EuroNet Fund series (the "Portfolio"). The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.3 The Fund contemplates that the Plan shall operate as a compensation Plan.

      The Plan provides that:

           1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Fund and the Distributors, the Fund shall pay to the Distributors, or others through the Distributors, the amounts called for under the Plan. Such payments shall be applied by the Distributors for all expenses incurred by such parties in the promotion and distribution of the Portfolio's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

                a. Any Distribution Agreement between the Fund and its National Distributors, or any other distributor of shares in privity with the Fund.

                b.   The National Distributor's Selling Dealer Agreement.

Purchase orders for goods and services acquired from persons who are not affiliates of the Fund are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Fund under this Plan is 1.00% per annum of the average daily net assets of the Portfolio's shares. Of the 1.00%, the Portfolio may pay a fee for distribution of Class B Shares of 0.75%, and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Fund.

           4. It is anticipated that amounts paid by the Fund under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributors shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Fund for its review on a quarterly basis, a written report of the monies reimbursed to the Distributors and others under the Plan, and shall furnish the Board of Directors of the Fund with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors, including the non-interested Directors, cast in person at a meeting called for the purpose of voting on the Plan.

7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the non-interested Directors, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Fund and the Fund's investment adviser.

           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Fund's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

           11.  This Plan shall take effect on the ___  day of _____, 2000.



      This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Fund and the Distributors as evidenced by their execution hereof.

                          The World Funds, Inc.


                          By:
                          ----------------------------------
                          John Pasco, III
                          Chairman

                          First Dominion Capital Corp.

                          By:
                          ---------------------------------------
                          John Pasco, III
                          President

                          Monument Distributors, Inc.



                          By:
                          --------------------------------------
                           David A. Kugler
                           President

                                                    EXHIBIT EX-99.(23)(m)(5)(c)




                              THE WORLD FUNDS, INC.

                                Distribution Plan

                                       Of

                              Monument EuroNet Fund

                                 Class C Shares

      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Fund") for the Class C Shares of the Fund's Monument EuroNet Fund series (the "Portfolio"). The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.4 The Fund contemplates that the Plan shall operate as a compensation Plan.

      The Plan provides that:

           1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Fund and the Distributors, the Fund shall pay to the Distributors, or others through the Distributors, the amounts called for under the Plan. Such payments shall be applied by the Distributors for all expenses incurred by such parties in the promotion and distribution of the Portfolio's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

           2 The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

                a. Any Distribution Agreement between the Fund and its National Distributors, or any other distributor of shares in privity with the Fund.

                b.   The National Distributor's Selling Dealer Agreement.

Purchase orders for goods and services acquired from persons who are not affiliates of the Fund are not deemed to be agreements under this Plan.

           3. The maximum aggregate amount which may be reimbursed by the Fund under this Plan is 1.00% per annum of the average daily net assets of the Portfolio's shares. Of the 1.00%, the Portfolio may pay a fee for distribution of Class C Shares of 0.75%, and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Fund.

           4. It is anticipated that amounts paid by the Fund under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

           5. The Distributors shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Fund for its review on a quarterly basis, a written report of the monies reimbursed to the Distributors and others under the Plan, and shall furnish the Board of Directors of the Fund with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

           6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors, including the non-interested Directors, cast in person at a meeting called for the purpose of voting on the Plan.

           7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the non-interested Directors, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Fund and the Fund's investment adviser.

           8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

           9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

           10. So long as the Plan is in effect, the selection and nomination of the Fund's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

           11.  This Plan shall take effect on the ___  day of _____, 2000.



      This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Fund and the Distributors as evidenced by their execution hereof.

                          The World Funds, Inc.


                          By:
                          ------------------------------
                          John Pasco, III
                          Chairman

                          First Dominion Capital Corp.

                          By:
                          -------------------------------
                          John Pasco, III
                          President

                          Monument Distributors, Inc.



                          By:
                          ------------------------------
                          David A. Kugler
                          President

                                                       EXHIBIT EX-99.(23)(n)(1)






                                   RULE 18f-3

                               MULTIPLE CLASS PLAN

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares (each series is hereinafter individually referred to as a "Fund" and collectively, the "Funds");

      WHEREAS, the Company, on behalf of the Funds listed on Schedule A, as such Schedule A may be amended from time to time, desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act ("Plan");

      WHEREAS, the Company, on behalf of the Funds, employs Vernes Asset Management LLC ("the Manager") as its investment manager; Commonwealth Shareholder Services, Inc. ("the Administrator") as its administrator; and Fund Services, Inc.("the Transfer Agent") as its transfer agent; and First Dominion Capital Corp. and Monument Distributors, Inc. (the "Distributors") as distributors of the securities of the Funds; and

      WHEREAS, the Board of Directors of the Company, including a majority of the Directors of the Board who are not "interested persons", as defined in the 1940 Act, of the Company, the Manager, or the Distributors have found the Plan, as proposed, to be in the best interests of each class of shares individually, each Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Funds, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. Each of the Funds shall offer, at the discretion of the Board and as indicated on Schedule A, up to four classes of shares: " Class A Shares," "Class B Shares," "Class C Shares" and "Class Y Shares." Shares of each class of a Fund shall represent an equal pro rata interest in such Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class different from the interests of any other class. In addition, Class A, Class B, Class C and Class Y Shares of a Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

      (a) Class A Shares. Class A Shares of a Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the then-current prospectus. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Funds, the Company has adopted a distribution plan ("Distribution Plan"), as amended. The Distribution Plan authorizes a Fund to make payments for distribution services at an annual rate of up to .50% of the average daily net assets of a Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without an initial sales charge. If shares are purchased without a sales charge and are redeemed within one year, those shares are subject to a 1% charge upon redemption.

      (b) Class B Shares. Class B Shares of a Fund shall be offered at their then current NAV without the imposition of an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions as set forth in the Fund's then-current prospectus. Class B Shares may be exchanged for Class B Shares of another Fund of the company without the imposition of the CDSC, but such shares will be subject to a CDSC in the new class as though purchased at the time the shares of the original class were issued. Class B Shares of a Fund will automatically convert to Class A Shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. The conversions will be effected at the relative net assets values per share of the two classes. Class B Shares pay a Rule 12b-1 fee of up to 0.75% (annualized) of the average daily net assets of a Fund's Class B Shares, as described in the Distribution Plan, as amended. Brokers, dealers and other institutions may maintain Class B shareholder accounts and provide personal services to Class B shareholders, and the Funds may pay up to 0.25% as a fee for such services. Services related to the sale of Class B Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Company's Distributors, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Company's Distributors or brokers, dealers and other institutions; overhead and other office expenses of the Company's Distributors attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Company's Distributors unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (a) the expenses of operating the Company's Distributors offices in connection with the sale of the Class B Shares of the Funds, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities, (b) the costs of client sales seminars and travel related to distribution and sales support activities, and (c) other expenses relating to distribution and sales support activities.

      (c) Class C Shares. Class C Shares of a Fund shall be offered at net asset value ("NAV") plus an initial sale charge as set forth in the then-current prospectus. Pursuant to Rule 12b-1 under the 1940 Act, a Fund may make payments for distribution services at an annual rate of up to 0.75% of the average daily net assets of a Fund's Class C Shares, plus a service fee of up to 0.25%. Shares redeemed within one year of purchase may be subject to a 1% charge upon redemption.

      (d) Class Y Shares. Class Y Shares of a Fund shall be offered at their then-current NAV without the imposition of an initial sales charge, CDSC, asset-based sales or service fee under the Distribution Plan (discussed above). Class Y Shares are only offered to certain investors meeting the minimum investment as described in the then-current prospectus offering the shares to Class Y Share investors.

3.    Allocation of Income and Expenses.

      (a) The net asset value of all outstanding shares representing interests in a Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of each Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Fund's transfer agent. To the extent practicable, certain expenses, (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Fund's transfer agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

           (1) Expenses incurred by the Company (for example, fees of Directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular Fund or class of shares of such Fund ("Company Level Expenses"); and

           (2) Expenses incurred by each Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

      (b) Class Expenses. Expenses attributable to a particular class ("Class Expenses") shall be limited to: (i) payments made pursuant to the Distribution Plan; (ii) transfer agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class;
           (iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement; (v) litigation or other legal expenses relating solely to one class; and
           (vi) Directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 ("Code").

      (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board of Directors. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board of Directors of the Company in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class B, Class C and Class Y Shares of a Fund may be exchanged at their relative NAVs for: (i) Class A, Class B, Class C or Class Y Shares within the same Class of another Monument Series Fund or (ii) if the Monument Series Fund does not have multiple classes of shares, the existing shares of another Monument Series Fund. Purchases of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Conversion Features. Class B shares of the Fund will automatically convert to Class A shares of the respective Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund. Class A, Class C and Class Y Shares do not have conversion features.

6. Quarterly and Annual Report. The Directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under the Distribution Plan complying with paragraph
      (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duties.

7. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Manager or any other provider of services to the Funds without the prior approval of the Company's Board of Directors.

8. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both (a) the Directors of the Company and (b) those Directors of the Company who are not "interested persons" of the Company, the Manager, or the Distributors (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

9. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 8 hereof.

10. Limitation of Liability. The Directors and the shareholders of the Funds shall not be liable for any obligations of the Funds under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Funds in settlement of such right or claim and not to such Directors or shareholders.

      IN WITNESS WHEREOF, the Company, on behalf of the Funds, has adopted this Multiple Class Plan effective as of the 14th day of April, 2000.

The World Funds, Inc.


---------------------
By:   John Pasco, III
      Chairman

                                   SCHEDULE A

      The Funds of the Company currently subject to this Multiple Class Plan are as follows:

                                          Date of Addition

   Fund/Class                                       to this Multiple Class Plan

Monument EuroNet Fund

      * Class A                           June xx, 2000
      * Class B                           June xx, 2000
      * Class C                           June xx, 2000
      * Class Y                           June xx, 2000

                                                       EXHIBIT EX-99.(23)(p)(1)

                              THE WORLD FUNDS, INC.

                                 CODE OF ETHICS

                                       AND

                          STATEMENT ON INSIDER TRADING

                                                                  CODE OF ETHICS

                              THE WORLD Funds INC.

      Rule 17j-1 under the Investment Company Act of 1940 (the "Act") requires registered investment companies, ("investment companies") and their investment advisors, and principal underwriters to adopt written codes of ethics designed to prevent fraudulent trading by those persons covered under Rule 17j-1. Rule 17j-1 also makes it unlawful for certain persons, including any officer or director of an investment company, in connection with the purchase or sale by such person of a security held or to be acquired by an investment company to:

      1. employ any device, scheme or artifice to defraud the investment company;


      2. make to the investment company any untrue statement of a material fact or omit to state to the investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

      3.   engage in any act,  practice or course of business which operates or
would operate as a f           fraud or deceit upon the investment company; or

      4. engage in any manipulative practice with respect to the investment company.

      Rule 17j-1 also requires that each investment company and its affiliates use reasonable diligence, and institute procedures reasonably necessary, to prevent violations of its code of ethics.

      In addition to Rule 17j-1 of the Act, the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer. Section 204A of the Investment Advisors Act of 1940 (the "Advisors Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them.
Section 204A provides that every person subject to Section 204 of the Advisors Act shall be required to establish procedures to prevent insider trading.

      Attached to this Code of Ethics (the "Code"), as Exhibit A, is a Statement on Insider Trading. Any investment advisor who acts as such for any series of The World Funds, Inc. (the "Fund") and any broker-dealer who acts as the principal underwriter for any series of the Fund must comply with the policy and procedures outlined in the Statement on Insider Trading unless such investment advisor or principal underwriter has adopted a similar policy and procedures with respect to insider trading which are determined by the Fund's Board of Directors to comply with ITSFEA's requirements.

      This Code is being adopted by the Fund, (1) for implementation with respect to covered persons of the Fund; and (2) for implementation by any investment advisor to the Fund as that term is defined under the Act (each such investment advisor being deemed an  "Investment  Advisor"  for  purposes  of this Code),  and for any  principal
underwriter  for  the  Fund,   unless  such  investment   advisor  or  principal
underwriter has adopted a code of ethics and plan of implementation thereof which is determined by the Fund's Board of Directors to comply with the requirements of Rule 17j-1 and to be sufficient to effectuate the purpose and objectives of Rule 17j-1.

                         STATEMENT OF GENERAL PRINCIPLES

      This Code is based on the principle that the officers, directors, and employees of the Fund and the officers, directors, and employees of the Fund's investment advisor(s) owe a fiduciary duty to the shareholders of the Fund and, therefore, the Fund's and investment advisor's personnel must place the shareholders' interests ahead of their own. The Fund's and investment advisor's personnel must also avoid any conduct which could create a potential conflict of interest, and must ensure that their personal securities transactions do not in any way interfere with the Fund's portfolio transactions and that they do not take inappropriate advantage of their positions. Ail persons covered by this Code must adhere to these general principles as well as the Code's specific provisions, procedures, and restrictions.

                                                                     DEFINITIONS

      For purposes of this Code:

      "Access Person" means any director officer, employee, or advisory person of the Fund, or those persons who have an active part in the management, portfolio selection, or underwriting functions of the Fund, or who, in the course of their normal duties, obtain prior information about the Fund's purchases or sales of securities (i.e. traders and analysts).

      "Advisory Person". With respect to an Investment Advisor, an Advisory Person means any director, officer, general partner, or employee who, in connection with his/her regular functions or duties, makes, participates in, or obtains current information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales, including any natural person in a control relationship to the Fund who obtains current information concerning recommendations made with regard to the purchase or sale of a security by the Fund.

      "Investment Personnel" shall mean any securities analyst, portfolio manager, or a member of an investment committee who is directly involved in the decision making process as to whether or not to purchase or sell a portfolio security and those persons who provide information and advice to a Portfolio Manager or who help execute a Portfolio Manager's decisions.

      "Fund Personnel" shall mean an Access Person, Advisory Person, and/or Investment Personnel.

      "Portfolio Manager" shall mean an employee of an Investment Advisor entrusted with the direct responsibility and authority to make investment decisions affecting the Fund.

      "Beneficial Ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefits which are substantially equivalent to ownership regardless of who is the registered owner. This would include:

(i) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise, regardless of whether the securities are owned individually or jointly;

      (ii) securities held in the name of a member of his or her immediate family sharing the same household;

      (iii)     securities   held  by  a  trustee,   executor,   administrator,
custodian or broker;

      (iv) securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner;

      (v) securities held by a corporation which can be regarded as a personal holding company of a person; and

      (vi) securities recently purchased by a person and awaiting transfer into his or her name.

      "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States or by Federal agencies which are direct obligations of the United States, bankers' acceptances, bank certificates of deposits, and commercial paper. A future or an option on a future will be deemed to be a security subject to this Code.

      "Purchase or sale of a security" includes the writing of an option to purchase or sell a security.

      A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made by an Investment Advisor and such determination has been communicated to the Fund. With respect to the Investment Advisor making the recommendation, a security is being considered for purchase or sale when an officer, director or employee of such Investment Advisor seriously considers making such a recommendation.

      Solely for purposes of this Code, any agent of the Fund charged with arranging the execution of a transaction shall be subject to the reporting requirements of this Code as to any such security as and from the time the security is identified to such agent as though such agent was an Investment Advisor hereunder.

      NOTE: An officer or employee of the Fund or an Investment Advisor whose duties do not include the advisory functions described above, who does not have access to the advisory information contemplated above, and whose assigned place of employment is at a location where no investment advisory services are performed for the Fund, is not an "Advisory Person" or an "Access Person" unless actual advance knowledge of a covered transaction is furnished to such person.

                             PROHIBITED TRANSACTIONS

      Fund Personnel shall not engage in any act, practice or course of conduct which would violate the provisions of Rule 17j-1 set forth above. No Access Person or Advisory Person shall purchase or sell, directly or indirectly any security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which, to his/her actual knowledge, at the time of such purchase or sale (i) is being considered for purchase or sale by the Fund; or (ii) is being purchased or sold by the Fund; except that the prohibitions of this section shall not apply to:

      (1)  purchases  or sales  affected  in any  account  over which the Access
           Person or Advisory Person has no direct or indirect influence or control;

      (2) purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;
      (3) purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

(4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                   PROHIBITED TRANSACTIONS BY INVESTMENT PERSONNEL

No Investment Personnel shall:

(a)   acquire any securities in an initial public offering; or
(b)   acquire securities in a private placement without prior written approval
                                                        ----------------------
      of the Fund's compliance officer or other officer designated by the Board of Directors.


      In considering a request to invest in a private placement, the Fund's compliance officer will take into account, among other factors, whether the investment opportunity should be reserved for the Fund, and whether the opportunity is being offered to Investment Personnel by virtue of their/his/her position with the Fund. Should Investment Personnel be authorized to acquire securities through a private placement, they/he/she shall, in addition to reporting the transaction on the quarterly report to the Fund, disclose the interest in that investment to other Investment Personnel participating in that investment decision if and when they/he/she plays a part in the Fund's subsequent consideration of an investment in that issuer. In such a case, the Fund's decision to purchase securities of that issuer will be subject to an independent review by Investment Personnel who have no personal interest in the issuer.

                                BLACKOUT PERIODS

      No Access Person or Advisory Person shall execute a securities transaction on a day during which the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, a Portfolio Manager is expressly prohibited from purchasing or selling a security within seven (7) calendar days before or after the Fund that he/she manages trades in that security.

      The foregoing prohibition of personal transactions during the seven day period following the execution of a transaction for the Fund shall not apply with respect to a security when the portfolio manager certifies in writing to the Compliance Officer that the Fund's trading program in that security is complete. Each transaction authorized by the Compliance Officer pursuant to this provision shall be reported to the Board by the Compliance Officer at the Board's next regular meeting.

      Should Fund Personnel trade within the proscribed period, such trade should be canceled if possible. If it is not possible to cancel the trade, all profits from the trade must be disgorged and the profits will be paid to a charity selected by the Fund Personnel and approved by the officers of the Fund.

      The prohibitions of this section shall not apply to:

      (1)  purchases  or sales  affected  in any  account  over which the Access
           Person or Advisory Person has no direct or indirect influence or control if the person making the investment decision with respect to such account has no actual knowledge about the Fund's pending "buy" or "sell" order;

      (2) purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;
(3) purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

(4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                               SHORT-TERM TRADING

      No Investment Personnel shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities which are owned by the Fund or which are of a type suitable for purchase by the Fund, within sixty (60) calendar days. Any profits realized on such short-term trades must be disgorged and the profits will be paid to a charity selected by the Investment Personnel and approved by the officers of the Fund. The compliance officer or other officer designated by the Board of Directors may Permit in writing exemptions to the prohibition of this section, on a case-by-case basis, when no abuse is involved and the equities of the circumstances support an exemption.

                                      GIFTS

      No Investment Personnel shall accept a gift or other thing of more than de minimis value ("gift") from any person or entity that does business with or on behalf of the Fund if such gift is in relation to the business of the employer of the recipient of the gift. In addition, any Investment Personnel who receives an unsolicited gift or a gift with an unclear status under this section shall promptly notify the compliance officer and accept the gift only upon written approval of the compliance officer.

                              SERVICE AS A DIRECTOR

      No Investment Personnel shall serve as a director of a publicly traded company absent prior written authorization from the Board of Directors based upon a determination that such board service would not be inconsistent with the interests of the Fund and its shareholders.

                              COMPLIANCE PROCEDURES

1.    All Fund Personnel shall pre-clear their personal securities transactions prior to executing an
      order. A written request must be submitted to the Fund's compliance officer, and the compliance officer must give his/her written authorization prior to Fund Personnel placing a purchase or sell order with a broker. Should the compliance officer deny the request, he/she will give a reason for the denial.

      Approved request will remain valid for two (2) business days from the date of the approval.5

2. Fund Personnel shall instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

3. Fund Personnel, other than directors or officers required to report their securities transactions to a registered investment advisor pursuant to Rule 204-2(a)(12) or (13) under the Investment Advisors Act, shall submit reports showing all transactions in securities as defined herein in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

4. Each director, who is not an interested person of the Fund as defined in the Act, shall submit reports as required under subparagraph 3 above, but only for transactions in reportable securities where at the time of the transaction the director knew, or in the ordinary course of fulfilling his/her official duties as a director should have known, that during the seven (7) day period immediately preceding the date of the transaction by the director, such security was purchased or sold by the Fund or was being considered for purchase or sale by the Fund.

5. Every report required to be made under subparagraphs 3 and 4 above shall be made not later than ten (10) days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report shall contain the following information concerning any transaction required to be reported therein:

      (a)  the date of the transaction;

      (b)  the title and number of shares;

      (c)  the principal amount involved;

      (d) the nature of the transaction (i.e. purchase, sale, or other type of acquisition or disposition);

(e)   the price at which the transaction was effected; and

(f)   the name of the broker, dealer or bank with or through  whom the transaction was effected.

6. The compliance officer shall identify all Fund Personnel who have a duty to make the reports required hereunder and shall inform each such person of such duty, and shall receive all reports required hereunder.

7. The compliance officer shall promptly report to the Fund's Board of Directors (a) any apparent violation of the prohibitions contained in this Code, and (b) any reported transactions in a security which was purchased or sold by the Fund within seven (7) days before or after the date of the reported transaction.

8. The Fund's Board of Directors, or a Committee of Directors created by the Board of Directors for that purpose, shall consider reports made to the Board of Directors hereunder and shall determine whether or not this Code has been violated and what sanctions, if any, should be imposed.

9. This Code, a list of all persons required to make reports hereunder from time to time, a copy of each report made by Fund Personnel, each memorandum made by the compliance officer hereunder, and a record of any violation hereof and any action taken as a result of such violation, shall be maintained by the Fund as required under Rule 17j-1.

10. Upon the commencement of employment of a person who would be deemed to fall within the definition of "Fund Personnel", that person must disclose all personal securities holdings to the compliance officer.

11. All Fund Personnel must report, on an annual basis, all personal securities holdings.

12. At least annually, all Fund Personnel will be required to certify that they (a) have read and understand the Code; (b) recognize that they are subject to the requirements outlined therein; (c) have complied with the requirements of the Code; (d) have disclosed and reported all personal securities transactions required to be disclosed; and (e) have disclosed all personal securities holdings.

13. The Fund's compliance officer shall prepare an annual report to the Fund's Board of Directors. Such report shall (a) include a copy of the Fund's Code; (b) summarize existing procedures concerning personal investing and any changes in the Code's policies or procedures during the past year; (c) identify any violations of the Code; and (d) identify any recommended changes in existing restrictions, policies or procedures based upon the Fund's experience under the Code, any evolving industry practices, or developments in applicable laws or regulations.

                                                                       EXHIBIT A

                          STATEMENT ON INSIDER TRADING

      The Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer, or any person associated with the investment advisor and/or broker-dealer.

      Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them. Section 204A provides that every person subject to
Section 204 of the Advisers Act shall be required to establish procedures to prevent insider trading.

      Each investment advisor who acts as such for any series of The World Funds, Inc. (the "Fund") and each broker-dealer which acts as principal underwriter to any series of the Fund has adopted the following policy, procedures, and supervisory procedures in addition to the Fund's Code of Ethics. Throughout this document the investment advisor(s) and principal underwriter(s) shall collectively be called the "Providers".

                               SECTION I - POLICY

      The purpose of this Section 1 is to familiarize the officers, directors, and employees of the Providers with issues concerning insider trading and to assist them in putting into context the policy and procedures on insider trading.

Policy Statement:

      No person to whom this Statement on Insider Trading applies, including officers, directors, and employees, may trade, either personally or on behalf of others (such as mutual funds and private accounts managed by a Provider) while in possession of material, non-public information; nor may any officer, director, or employee of a Provider communicate material, non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." This policy applies to every officer, director, and employee of a Provider and extends to activities within and outside their duties as a Provider. It covers not only personal transactions of covered persons, but indirect trading by family, friends and others, or the non-public distribution of inside information from you to others. Every officer, director, and employee must read and retain this policy statement. Any questions regarding the policy and procedures should be referred to the compliance officer.

      The term "insider trading" is not defined in the Federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or the communications of material nonpublic information to others who may then seek to benefit from such information.

      While the law concerning insider trading is not static, it is generally understood that the law prohibits:

      (a) trading by an insider, while in possession of material non-public information, or

      (b) trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

      (c)  communicating material non-public information to others.

      The elements of insider trading and the penalties for such unlawful conduct are discussed below.

1. Who is an Insider? The concept of "insider" is broad. It includes officers, directors, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment advisor may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

2. What is Material Information? Trading on inside information can be the basis for liability when the information is material. In general, information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

3. What is Non-Public Information? Information is non-public until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, the Wall Street Journal or other publications of general circulation would be considered public. (Depending on the nature of the information, and the type and timing of the filing or other public release, it may be appropriate to allow for adequate time for the information to be "effectively" disseminated.)

4. Reason for Liability. (a) Fiduciary duty theory - in 1980 the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a direct or indirect fiduciary relationship with the issuer or its agents. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will disclose any material non-public information or refrain from trading. (b) Misappropriation theory - another basis for insider trading liability is the ,'misappropriation" theory, where liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person.

5.  Penalties for Insider  Trading.  Penalties for trading on or  communicating
    ---------------------------------
material non-public information are severe, both for individuals and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

o     civil injunctions
o     treble damages
o     disgorgement of profits
o     jail sentences

o fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
o fines for the employer or other controlling person of up to the greater of $1 million or three times the amount of the profit gained or loss avoided.

      In addition, any violation of this policy statement can be expected to result in serious sanctions by a Provider, including dismissal of the persons involved.

                             SECTION II - PROCEDURES

      The following procedures have been established to aid the officers, directors, and employees of a Provider in avoiding insider trading, and to aid in preventing, detecting, and imposing sanctions against insider trading. Every officer, director, and employee of a Provider must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability, and/or criminal penalties. If you have any questions about these procedures you should consult the compliance officer.

1.  Identifying  Inside  Information.  Before  trading for  yourself or others,
    -----------------------------------
including investment companies or private accounts managed by a Provider, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

      i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

      ii. Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

      If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

      (a)  Report the matter immediately to the compliance officer.

      (b) Do not purchase or sell the security on behalf of yourself or others, including investment companies or private accounts managed by a Provider.

      (c) Do not communicate the information to anybody, other than to the compliance official.

      (d) After the compliance official has reviewed the issue, you will be instructed to either continue the prohibitions against trading and communication, or you will be allowed to communicate the information and then trade.

2.  Personal  Security  Trading.  Ail  officers,  directors,  and employees of a
Provider (other than officers, directors and employees who are required to report their securities transactions to a registered investment company in accordance with a Code of Ethics) shall submit to the compliance officer, on a quarterly basis, a report of every securities transaction in which they, their families (including the spouse, minor children, and adults living in the same household as the officer, director, or employee), and trusts of which they are trustees or in which they have a beneficial interest have participated, or at such lesser intervals as may be required from time to time. The report shall include the name of the security, date of the transaction, quantity, price, and broker-dealer through which the transaction was effected. Ail officers, directors and employees must also instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

3. Restricting Access to Material Non-public Information. Any information in your possession that you identify as material and non-public may not be communicated other than in the course of performing your duties to anyone, including persons within your company, except as provided in paragraph I above. In addition, care should be taken so that such information is secure. For example, files containing material non-public information should be sealed; access to computer files containing material non-public information should be restricted.

4. Resolving Issues Concerning Insider Trading. If, after consideration of the items set forth in paragraph 1, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the compliance officer before trading or communicating the information to anyone.

                              SECTION III - SUPERVISION

      The role of the compliance officer is critical to the implementation and maintenance of this Statement on Insider Trading. These supervisory procedures can be divided into two classifications, (1) the prevention of insider trading, and (2) the detection of insider trading.

1.    Prevention of Insider Trading:
      ------------------------------

      To prevent insider trading the compliance official should:

      (a) answer promptly any questions regarding the Statement on Insider Trading;
      (b) resolve issues of whether information received by an officer, director, or employee is material and nonpublic;
(c) review and ensure that officers, directors, and employees review, at least annually, and update as necessary, the Statement on Insider Trading; and

(d) when it has been determined that an officer, director, or employee has material non-public information, (i) implement measures to prevent dissemination of such information, and
           (ii) if necessary, restrict officers, directors, and employees from trading the securities.

2.    Detection of Insider Trading:
      -----------------------------


To detect insider trading, the Compliance Officer should:

      (a) review the trading activity reports filed by each officer, director, and employee, to ensure no trading took place in securities in which the Provider has material non-public information;

      (b) review the trading activity of the mutual funds managed by the investment advisor and the mutual funds which the broker-dealer acts as principal underwriter;

      (c) coordinate, if necessary, the review of such reports with other appropriate officers, directors, or employees of a Provider and The World Funds, Inc.

3.    Special Reports to Management:
      ------------------------------

      Promptly, upon learning of a potential violation of the Statement on Insider Trading, the Compliance Officer must prepare a written report to management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., providing full details and recommendations for further action.

4.    Annual Reports:
      ---------------

      On an annual basis, the Compliance Officer of each Provider will prepare a written report to the management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., setting forth the following:

      (a) a summary of the existing procedures to detect and prevent insider trading;
      (b)  full  details  of  any  investigation,   either  internal  or  by  a
           regulatory agency, of any suspected insider trading and the results of such investigation;
      (c) an evaluation of the current procedures and any recommendations for improvement.

                                                                       EXHIBIT B

                             THE WORLD FUNDS, INC.

                                 CODE OF ETHICS

                                 INITIAL REPORT

To the Compliance Officer of The World Funds, Inc.:

      1. I hereby acknowledged receipt of a copy of the Code of Ethics for The World Funds, Inc.

      2. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

      4. As of the date below I had a direct or indirect beneficial ownership in the following securities:

Name of Security               Number of Shares          Type of Interest
(Direct or Indirect)

Date:______________________________________
Signature:________________________________


                             ___________________________________________  Print
                                           Name:_______________________________

                                                                       EXHIBIT C

                             THE WORLD FUNDS, INC.
                                 CODE OF ETHICS

                                  ANNUAL REPORT

TO the Compliance Officer of The World Funds, Inc.:

      1. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

      2. I hereby certify that, during the year ended December 31, ___ , I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

      4. As of December 31, ___ , I had a direct or indirect beneficial ownership in the following securities:

Name of Security               Number of Shares          Type of Interest
(Direct or Indirect)

Date:___________________________________  Signature:___________________________




_________________________________________ Print
Name:___________________________

                                                                       EXHIBIT D

                                         THE WORLD FUNDS, INC.

                                 Securities Transactions Report

For the Calendar Quarter

Ended:___________________________________________________________

To the Compliance officer of The World Funds, Inc.:

      During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership and which are required to be reported pursuant to the Code of Ethics adopted by The World Funds, Inc.

SECURITY           DATE OF      NO. OF           DOLLAR           NATURE
OF        PRICE    BROKER-DEALER
                             TRANS.         SHARES        AMOUNT OF
TRANSACTION                  OR BANK
                                     TRANS.

(Purchase,                           THROUGH
                                        Sale,
WHOM

                                         Other)
EFFECTED

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

      Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Fund.

Date:________________________________
Signature:_______________________________________


____________________________________  Print
Name:______________________________________

                                                       EXHIBIT EX-99.(23)(p)(2)

Vernes Asset Management LLC (the "Manager") hereby adopts the attached Code of Ethics of The World Funds, Inc., and where there is reference to the Advisor it shall also be deemed to refer to the Manager.

                                                       EXHIBIT EX-99.(23)(p)(3)

First  Dominion  Capital  Corp.   ("FDCC"  or  the  "Distributor)  a  registered
broker/dealer hereby adopts the attached Code of Ethics and where there is reference to the Advisor it shall also be deemed to refer to FDCC.


                                       John Pasco, III
                                       President

                              THE WORLD FUNDS, INC.

                                 CODE OF ETHICS

                                       AND

                          STATEMENT ON INSIDER TRADING

                                                                  CODE OF ETHICS

                              THE WORLD Funds INC.

      Rule 17j-1 under the Investment Company Act of 1940 (the "Act") requires registered investment companies, ("investment companies") and their investment advisors, and principal underwriters to adopt written codes of ethics designed to prevent fraudulent trading by those persons covered under Rule 17j-1. Rule 17j-1 also makes it unlawful for certain persons, including any officer or director of an investment company, in connection with the purchase or sale by such person of a security held or to be acquired by an investment company to:

      1. employ any device, scheme or artifice to defraud the investment company;


      2. make to the investment company any untrue statement of a material fact or omit to state to the investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

      3.   engage in any act,  practice or course of business which operates or
would operate as a f           fraud or deceit upon the investment company; or

      4. engage in any manipulative practice with respect to the investment company.

      Rule 17j-1 also requires that each investment company and its affiliates use reasonable diligence, and institute procedures reasonably necessary, to prevent violations of its code of ethics.

      In addition to Rule 17j-1 of the Act, the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer. Section 204A of the Investment Advisors Act of 1940 (the "Advisors Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them.
Section 204A provides that every person subject to Section 204 of the Advisors Act shall be required to establish procedures to prevent insider trading.

      Attached to this Code of Ethics (the "Code"), as Exhibit A, is a Statement on Insider Trading. Any investment advisor who acts as such for any series of The World Funds, Inc. (the "Fund") and any broker-dealer who acts as the principal underwriter for any series of the Fund must comply with the policy and procedures outlined in the Statement on Insider Trading unless such investment advisor or principal underwriter has adopted a similar policy and procedures with respect to insider trading which are determined by the Fund's Board of Directors to comply with ITSFEA's requirements.

      This Code is being adopted by the Fund, (1) for implementation with respect to covered persons of the Fund; and (2) for implementation by any investment advisor to the Fund as that term is defined under the Act (each such investment advisor being deemed an  "Investment  Advisor"  for  purposes  of this Code),  and for any  principal
underwriter  for  the  Fund,   unless  such  investment   advisor  or  principal
underwriter has adopted a code of ethics and plan of implementation thereof which is determined by the Fund's Board of Directors to comply with the requirements of Rule 17j-1 and to be sufficient to effectuate the purpose and objectives of Rule 17j-1.

                         STATEMENT OF GENERAL PRINCIPLES

      This Code is based on the principle that the officers, directors, and employees of the Fund and the officers, directors, and employees of the Fund's investment advisor(s) owe a fiduciary duty to the shareholders of the Fund and, therefore, the Fund's and investment advisor's personnel must place the shareholders' interests ahead of their own. The Fund's and investment advisor's personnel must also avoid any conduct which could create a potential conflict of interest, and must ensure that their personal securities transactions do not in any way interfere with the Fund's portfolio transactions and that they do not take inappropriate advantage of their positions. Ail persons covered by this Code must adhere to these general principles as well as the Code's specific provisions, procedures, and restrictions.

                                                                     DEFINITIONS

      For purposes of this Code:

      "Access Person" means any director officer, employee, or advisory person of the Fund, or those persons who have an active part in the management, portfolio selection, or underwriting functions of the Fund, or who, in the course of their normal duties, obtain prior information about the Fund's purchases or sales of securities (i.e. traders and analysts).

      "Advisory Person". With respect to an Investment Advisor, an Advisory Person means any director, officer, general partner, or employee who, in connection with his/her regular functions or duties, makes, participates in, or obtains current information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales, including any natural person in a control relationship to the Fund who obtains current information concerning recommendations made with regard to the purchase or sale of a security by the Fund.

      "Investment Personnel" shall mean any securities analyst, portfolio manager, or a member of an investment committee who is directly involved in the decision making process as to whether or not to purchase or sell a portfolio security and those persons who provide information and advice to a Portfolio Manager or who help execute a Portfolio Manager's decisions.

      "Fund Personnel" shall mean an Access Person, Advisory Person, and/or Investment Personnel.

      "Portfolio Manager" shall mean an employee of an Investment Advisor entrusted with the direct responsibility and authority to make investment decisions affecting the Fund.

      "Beneficial Ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefits which are substantially equivalent to ownership regardless of who is the registered owner. This would include:

(i) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise, regardless of whether the securities are owned individually or jointly;

      (ii) securities held in the name of a member of his or her immediate family sharing the same household;

      (iii)     securities   held  by  a  trustee,   executor,   administrator,
custodian or broker;

      (iv) securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner;

      (v) securities held by a corporation which can be regarded as a personal holding company of a person; and

      (vi) securities recently purchased by a person and awaiting transfer into his or her name.

      "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States or by Federal agencies which are direct obligations of the United States, bankers' acceptances, bank certificates of deposits, and commercial paper. A future or an option on a future will be deemed to be a security subject to this Code.

      "Purchase or sale of a security" includes the writing of an option to purchase or sell a security.

      A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made by an Investment Advisor and such determination has been communicated to the Fund. With respect to the Investment Advisor making the recommendation, a security is being considered for purchase or sale when an officer, director or employee of such Investment Advisor seriously considers making such a recommendation.

      Solely for purposes of this Code, any agent of the Fund charged with arranging the execution of a transaction shall be subject to the reporting requirements of this Code as to any such security as and from the time the security is identified to such agent as though such agent was an Investment Advisor hereunder.

      NOTE: An officer or employee of the Fund or an Investment Advisor whose duties do not include the advisory functions described above, who does not have access to the advisory information contemplated above, and whose assigned place of employment is at a location where no investment advisory services are performed for the Fund, is not an "Advisory Person" or an "Access Person" unless actual advance knowledge of a covered transaction is furnished to such person.

                             PROHIBITED TRANSACTIONS

      Fund Personnel shall not engage in any act, practice or course of conduct which would violate the provisions of Rule 17j-1 set forth above. No Access Person or Advisory Person shall purchase or sell, directly or indirectly any security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which, to his/her actual knowledge, at the time of such purchase or sale (i) is being considered for purchase or sale by the Fund; or (ii) is being purchased or sold by the Fund; except that the prohibitions of this section shall not apply to:

      (1)  purchases  or sales  affected  in any  account  over which the Access
           Person or Advisory Person has no direct or indirect influence or control;

      (2) purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;
      (3) purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

      (4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of
      ---------
           its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                   PROHIBITED TRANSACTIONS BY INVESTMENT PERSONNEL

No Investment Personnel shall:

(1) acquire any securities in an initial public offering; or (2) acquire securities in a private placement without prior written approval of the Fund's compliance officer or other officer designated by the Board of Directors.


      In considering a request to invest in a private placement, the Fund's compliance officer will take into account, among other factors, whether the investment opportunity should be reserved for the Fund, and whether the opportunity is being offered to Investment Personnel by virtue of their/his/her position with the Fund. Should Investment Personnel be authorized to acquire securities through a private placement, they/he/she shall, in addition to reporting the transaction on the quarterly report to the Fund, disclose the interest in that investment to other Investment Personnel participating in that investment decision if and when they/he/she plays a part in the Fund's subsequent consideration of an investment in that issuer. In such a case, the Fund's decision to purchase securities of that issuer will be subject to an independent review by Investment Personnel who have no personal interest in the issuer.

                                BLACKOUT PERIODS

      No Access Person or Advisory Person shall execute a securities transaction on a day during which the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, a Portfolio Manager is expressly prohibited from purchasing or selling a security within seven (7) calendar days before or after the Fund that he/she manages trades in that security.

      The foregoing prohibition of personal transactions during the seven day period following the execution of a transaction for the Fund shall not apply with respect to a security when the portfolio manager certifies in writing to the Compliance Officer that the Fund's trading program in that security is complete. Each transaction authorized by the Compliance Officer pursuant to this provision shall be reported to the Board by the Compliance Officer at the Board's next regular meeting.

      Should Fund Personnel trade within the proscribed period, such trade should be canceled if possible. If it is not possible to cancel the trade, all profits from the trade must be disgorged and the profits will be paid to a charity selected by the Fund Personnel and approved by the officers of the Fund.

      The prohibitions of this section shall not apply to:

      (1)  purchases  or sales  affected  in any  account  over which the Access
           Person or Advisory Person has no direct or indirect influence or control if the person making the investment decision with respect to such account has no actual knowledge about the Fund's pending "buy" or "sell" order;

      (2) purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;
(3) purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

(4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                               SHORT-TERM TRADING

      No Investment Personnel shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities which are owned by the Fund or which are of a type suitable for purchase by the Fund, within sixty (60) calendar days. Any profits realized on such short-term trades must be disgorged and the profits will be paid to a charity selected by the Investment Personnel and approved by the officers of the Fund. The compliance officer or other officer designated by the Board of Directors may Permit in writing exemptions to the prohibition of this section, on a case-by-case basis, when no abuse is involved and the equities of the circumstances support an exemption.

                                      GIFTS

      No Investment Personnel shall accept a gift or other thing of more than de minimis value ("gift") from any person or entity that does business with or on behalf of the Fund if such gift is in relation to the business of the employer of the recipient of the gift. In addition, any Investment Personnel who receives an unsolicited gift or a gift with an unclear status under this section shall promptly notify the compliance officer and accept the gift only upon written approval of the compliance officer.

                              SERVICE AS A DIRECTOR

      No Investment Personnel shall serve as a director of a publicly traded company absent prior written authorization from the Board of Directors based upon a determination that such board service would not be inconsistent with the interests of the Fund and its shareholders.

                              COMPLIANCE PROCEDURES

1.    All Fund Personnel shall pre-clear their personal securities transactions prior to executing an
      order. A written request must be submitted to the Fund's compliance officer, and the compliance officer must give his/her written authorization prior to Fund Personnel placing a purchase or sell order with a broker. Should the compliance officer deny the request, he/she will give a reason for the denial.

      Approved request will remain valid for two (2) business days from the date of the approval.6

2. Fund Personnel shall instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

3. Fund Personnel, other than directors or officers required to report their securities transactions to a registered investment advisor pursuant to Rule 204-2(a)(12) or (13) under the Investment Advisors Act, shall submit reports showing all transactions in securities as defined herein in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

4. Each director, who is not an interested person of the Fund as defined in the Act, shall submit reports as required under subparagraph 3 above, but only for transactions in reportable securities where at the time of the transaction the director knew, or in the ordinary course of fulfilling his/her official duties as a director should have known, that during the seven (7) day period immediately preceding the date of the transaction by the director, such security was purchased or sold by the Fund or was being considered for purchase or sale by the Fund.

5. Every report required to be made under subparagraphs 3 and 4 above shall be made not later than ten (10) days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report shall contain the following information concerning any transaction required to be reported therein:

      (a)  the date of the transaction;

      (b)  the title and number of shares;

      (c)  the principal amount involved;

      (d) the nature of the transaction (i.e. purchase, sale, or other type of acquisition or disposition);

(g)   the price at which the transaction was effected; and

(h)   the name of the broker, dealer or bank with or through  whom the transaction was effected.

6. The compliance officer shall identify all Fund Personnel who have a duty to make the reports required hereunder and shall inform each such person of such duty, and shall receive all reports required hereunder.

7. The compliance officer shall promptly report to the Fund's Board of Directors (a) any apparent violation of the prohibitions contained in this Code, and (b) any reported transactions in a security which was purchased or sold by the Fund within seven (7) days before or after the date of the reported transaction.

8. The Fund's Board of Directors, or a Committee of Directors created by the Board of Directors for that purpose, shall consider reports made to the Board of Directors hereunder and shall determine whether or not this Code has been violated and what sanctions, if any, should be imposed.

9. This Code, a list of all persons required to make reports hereunder from time to time, a copy of each report made by Fund Personnel, each memorandum made by the compliance officer hereunder, and a record of any violation hereof and any action taken as a result of such violation, shall be maintained by the Fund as required under Rule 17j-1.

10. Upon the commencement of employment of a person who would be deemed to fall within the definition of "Fund Personnel", that person must disclose all personal securities holdings to the compliance officer.

11. All Fund Personnel must report, on an annual basis, all personal securities holdings.

12. At least annually, all Fund Personnel will be required to certify that they (a) have read and understand the Code; (b) recognize that they are subject to the requirements outlined therein; (c) have complied with the requirements of the Code; (d) have disclosed and reported all personal securities transactions required to be disclosed; and (e) have disclosed all personal securities holdings.

13. The Fund's compliance officer shall prepare an annual report to the Fund's Board of Directors. Such report shall (a) include a copy of the Fund's Code; (b) summarize existing procedures concerning personal investing and any changes in the Code's policies or procedures during the past year; (c) identify any violations of the Code; and (d) identify any recommended changes in existing restrictions, policies or procedures based upon the Fund's experience under the Code, any evolving industry practices, or developments in applicable laws or regulations.

                                                                       EXHIBIT A

                          STATEMENT ON INSIDER TRADING

      The Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer, or any person associated with the investment advisor and/or broker-dealer.

      Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them. Section 204A provides that every person subject to
Section 204 of the Advisers Act shall be required to establish procedures to prevent insider trading.

      Each investment advisor who acts as such for any series of The World Funds, Inc. (the "Fund") and each broker-dealer which acts as principal underwriter to any series of the Fund has adopted the following policy, procedures, and supervisory procedures in addition to the Fund's Code of Ethics. Throughout this document the investment advisor(s) and principal underwriter(s) shall collectively be called the "Providers".

                               SECTION I - POLICY

      The purpose of this Section 1 is to familiarize the officers, directors, and employees of the Providers with issues concerning insider trading and to assist them in putting into context the policy and procedures on insider trading.

Policy Statement:

      No person to whom this Statement on Insider Trading applies, including officers, directors, and employees, may trade, either personally or on behalf of others (such as mutual funds and private accounts managed by a Provider) while in possession of material, non-public information; nor may any officer, director, or employee of a Provider communicate material, non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." This policy applies to every officer, director, and employee of a Provider and extends to activities within and outside their duties as a Provider. It covers not only personal transactions of covered persons, but indirect trading by family, friends and others, or the non-public distribution of inside information from you to others. Every officer, director, and employee must read and retain this policy statement. Any questions regarding the policy and procedures should be referred to the compliance officer.

      The term "insider trading" is not defined in the Federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or the communications of material nonpublic information to others who may then seek to benefit from such information.

      While the law concerning insider trading is not static, it is generally understood that the law prohibits:

      (a) trading by an insider, while in possession of material non-public information, or

      (b) trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

      (c)  communicating material non-public information to others.

      The elements of insider trading and the penalties for such unlawful conduct are discussed below.

1. Who is an Insider? The concept of "insider" is broad. It includes officers, directors, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment advisor may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

2. What is Material Information? Trading on inside information can be the basis for liability when the information is material. In general, information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

3. What is Non-Public Information? Information is non-public until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, the Wall Street Journal or other publications of general circulation would be considered public. (Depending on the nature of the information, and the type and timing of the filing or other public release, it may be appropriate to allow for adequate time for the information to be "effectively" disseminated.)

4. Reason for Liability. (a) Fiduciary duty theory - in 1980 the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a direct or indirect fiduciary relationship with the issuer or its agents. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will disclose any material non-public information or refrain from trading. (b) Misappropriation theory - another basis for insider trading liability is the ,'misappropriation" theory, where liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person.

5.  Penalties for Insider  Trading.  Penalties for trading on or  communicating
    ---------------------------------
material non-public information are severe, both for individuals and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

o     civil injunctions
o     treble damages
o     disgorgement of profits
o     jail sentences

o fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
o fines for the employer or other controlling person of up to the greater of $1 million or three times the amount of the profit gained or loss avoided.

      In addition, any violation of this policy statement can be expected to result in serious sanctions by a Provider, including dismissal of the persons involved.

                             SECTION II - PROCEDURES

      The following procedures have been established to aid the officers, directors, and employees of a Provider in avoiding insider trading, and to aid in preventing, detecting, and imposing sanctions against insider trading. Every officer, director, and employee of a Provider must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability, and/or criminal penalties. If you have any questions about these procedures you should consult the compliance officer.

1.  Identifying  Inside  Information.  Before  trading for  yourself or others,
    -----------------------------------
including investment companies or private accounts managed by a Provider, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

      i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

      ii. Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

      If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

      (a)  Report the matter immediately to the compliance officer.

      (b) Do not purchase or sell the security on behalf of yourself or others, including investment companies or private accounts managed by a Provider.

      (c) Do not communicate the information to anybody, other than to the compliance official.

      (d) After the compliance official has reviewed the issue, you will be instructed to either continue the prohibitions against trading and communication, or you will be allowed to communicate the information and then trade.

2.  Personal  Security  Trading.  Ail  officers,  directors,  and employees of a
Provider (other than officers, directors and employees who are required to report their securities transactions to a registered investment company in accordance with a Code of Ethics) shall submit to the compliance officer, on a quarterly basis, a report of every securities transaction in which they, their families (including the spouse, minor children, and adults living in the same household as the officer, director, or employee), and trusts of which they are trustees or in which they have a beneficial interest have participated, or at such lesser intervals as may be required from time to time. The report shall include the name of the security, date of the transaction, quantity, price, and broker-dealer through which the transaction was effected. Ail officers, directors and employees must also instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

3. Restricting Access to Material Non-public Information. Any information in your possession that you identify as material and non-public may not be communicated other than in the course of performing your duties to anyone, including persons within your company, except as provided in paragraph I above. In addition, care should be taken so that such information is secure. For example, files containing material non-public information should be sealed; access to computer files containing material non-public information should be restricted.

4. Resolving Issues Concerning Insider Trading. If, after consideration of the items set forth in paragraph 1, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the compliance officer before trading or communicating the information to anyone.

                              SECTION III - SUPERVISION
      The role of the compliance officer is critical to the implementation and maintenance of this Statement on Insider Trading. These supervisory procedures can be divided into two classifications, (1) the prevention of insider trading, and (2) the detection of insider trading.

1.    Prevention of Insider Trading:
      ------------------------------

      To prevent insider trading the compliance official should:

      (a) answer promptly any questions regarding the Statement on Insider Trading;
      (b) resolve issues of whether information received by an officer, director, or employee is material and nonpublic;
      (c) review and ensure that officers, directors, and employees review, at least annually, and update as necessary, the Statement on Insider Trading; and

      (d) when it has been determined that an officer, director, or employee has material non-public information, (i) implement measures to prevent dissemination of such information, and
           (ii) if necessary, restrict officers, directors, and employees from trading the securities.

2.    Detection of Insider Trading:
      -----------------------------


To detect insider trading, the Compliance Officer should:

      (a) review the trading activity reports filed by each officer, director, and employee, to ensure no trading took place in securities in which the Provider has material non-public information;

      (b) review the trading activity of the mutual funds managed by the investment advisor and the mutual funds which the broker-dealer acts as principal underwriter;

      (c) coordinate, if necessary, the review of such reports with other appropriate officers, directors, or employees of a Provider and The World Funds, Inc.

3.    Special Reports to Management:
      ------------------------------

      Promptly, upon learning of a potential violation of the Statement on Insider Trading, the Compliance Officer must prepare a written report to management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., providing full details and recommendations for further action.

4.    Annual Reports:
      ---------------

      On an annual basis, the Compliance Officer of each Provider will prepare a written report to the management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., setting forth the following:

      (a) a summary of the existing procedures to detect and prevent insider trading;
      (b)  full  details  of  any  investigation,   either  internal  or  by  a
           regulatory agency, of any suspected insider trading and the results of such investigation;
      (c) an evaluation of the current procedures and any recommendations for improvement.

                                                                       EXHIBIT B

                             THE WORLD FUNDS, INC.

                                 CODE OF ETHICS

                                 INITIAL REPORT

To the Compliance Officer of The World Funds, Inc.:

      1. I hereby acknowledged receipt of a copy of the Code of Ethics for The World Funds, Inc.

      2. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

      4. As of the date below I had a direct or indirect beneficial ownership in the following securities:

Name of Security               Number of Shares          Type of Interest
(Direct or Indirect)

Date:______________________________________
Signature:________________________________


                             ___________________________________________  Print
                                           Name:_______________________________

                                                                       EXHIBIT C

                             THE WORLD FUNDS, INC.
                                 CODE OF ETHICS

                                  ANNUAL REPORT

TO the Compliance Officer of The World Funds, Inc.:

      1. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

      2. I hereby certify that, during the year ended December 31, ___ , I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

      4. As of December 31, ___ , I had a direct or indirect beneficial ownership in the following securities:

Name of Security               Number of Shares          Type of Interest
(Direct or Indirect)

Date:___________________________________  Signature:___________________________




_________________________________________ Print
Name:___________________________

                                                                       EXHIBIT D

                                         THE WORLD FUNDS, INC.

                                 Securities Transactions Report

For the Calendar Quarter

Ended:___________________________________________________________

To the Compliance officer of The World Funds, Inc.:

      During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership and which are required to be reported pursuant to the Code of Ethics adopted by The World Funds, Inc.

SECURITY           DATE OF      NO. OF           DOLLAR           NATURE
OF        PRICE    BROKER-DEALER
                             TRANS.         SHARES        AMOUNT OF
TRANSACTION                  OR BANK
                                     TRANS.

(Purchase,                           THROUGH
                                        Sale,
WHOM

                                         Other)
EFFECTED

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

      Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Fund.

Date:________________________________
Signature:_______________________________________


                                           ------------------------------------

--------
    1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Company's principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Series' shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund, the Series and the Series' shareholders.

    2 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Portfolio's principal underwriters, First Dominion Capital Corp. and Monument Distributors, Inc. (the "Distributors"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Portfolio's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund, the Portfolio and the Portfolio's shareholders.

    3 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Portfolio's principal underwriters, First Dominion Capital Corp. and Monument Distributors, Inc. (the "Distributors"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Portfolio's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund, the Series and the Portfolio's shareholders.

    4 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the Portfolio's principal underwriters, First Dominion Capital Corp. and Monument Distributors, Inc. (the "Distributors"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Portfolio's shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund, the Series and the Portfolio's shareholders.

5 The Board has determined that placement of a limit order constitutes a transaction requiring approval, and the limit order must be placed within two days from the date of approval. Implementation of a limit order in accordance with its approved terms is a ministerial act which occurs in the future by the terms of the limit order, and does not require approval. A change of terms in, or withdrawal of, a standing limit order is an investment decision for which clearance must be obtained.

6 The Board has determined that placement of a limit order constitutes a transaction requiring approval, and the limit order must be placed within two days from the date of approval. Implementation of a limit order in accordance with its approved terms is a ministerial act which occurs in the future by the terms of the limit order, and does not require approval. A change of terms in, or withdrawal of, a standing limit order is an investment decision for which clearance must be obtained.

                                                        EXHIBIT EX-99.(23)(p)(4)

                                 CODE OF ETHICS

                           Monument Series Fund, Inc.

                             Monument Advisors, Ltd.

                                       and

                           Monument Distributors, Inc.

                                 Code of Ethics

1.    Introduction

     Monument Series Fund, Inc. ("Monument Funds"), Monument Advisors, Ltd. ("Advisors") and Monument Distributors, Inc. ("Distributors") recognize that they have fiduciary duties to their shareholders and clients, and recognize the importance of maintaining high ethical standards in the conduct of business.

2.    Purpose

     The purpose of this Code of Ethics is to make it clear what ethical standards you, as an officer, director, or employee of Monument Funds, Advisors, or Distributors, are expected to follow.

     In addition, this Code of Ethics sets forth implementing procedures designed to prevent Access Persons (defined below) of the Funds from engaging in any conduct prohibited by this code.

 3.  Legal Background

     Rule 17j-1 under the Investment Company Act of 1940 ("Act") makes it unlawful for any affiliated person of or principal underwriter for an investment company, or any affiliated person of an investment adviser of or principal underwriter for an investment company, in connection with the purchase or sale, directly or indirectly, by the person, relating to a security held or to be acquired by an investment company:

     a. To employ any device, scheme or artifice to defraud the investment company;

     b. To make any untrue statement of a material fact to the investment company, or omit to state a material fact necessary in order to make the statements made to the investment company, in light of the circumstances under which they are made, not misleading;

c. To engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the investment company; or d. To engage in any manipulative practice with respect to an investment company.




4.  Duties of Officer, Directors and Employees

     a. General Fiduciary Duty. You, being in a position of trust, have a fiduciary duty to the shareholders of the Monument Funds and to the clients of Advisors and Distributors to maintain a standard of professional conduct higher than that expected of the ordinary man or woman on the street.

     The standards of such conduct are spelled out in a body of law, but they may be expressed in one simple principal: a fiduciary must place his first duty to another. In your case, your first duty is to the Monument Fund's shareholders and the clients of Advisors and Distributors.

     b. Conflicts of Interest. When there is a conflict of interest or a potential conflict of interest between your own interests and the interests of the Monument Funds' shareholders or the clients of Advisors or Distributors, you must put their interests first. You have a fiduciary duty timely to disclose to your supervisor and Monument Funds' compliance officer any financial interest or other conflict of interest, direct or indirect, that you may have. You may not make any arrangement with any third party, formal or informal, directly or indirectly, in which you receive any financial benefit as a result of your position with Monument Funds, Advisors, or

     Distributors. You may not share in any profits, make any guarantees, or promise any profits to any other person, based on your position as an officer, director or employee of the Monument Funds, Advisors, or Distributors.

     c. Gifts, Gratuities and the Like. You may not accept any payment, fee, commission, gift, or services in lieu of payment, from any person or entity who does or may do business with Monument Funds, Advisors, or Distributors. An exception may be made in the case of a gift of nominal value (under $100) under circumstances in which it would be awkward and inappropriate to decline.

     d. Outside Employment. You may not accept any outside employment or accept any outside remuneration without prior written clearance from Monument Funds' compliance officer. You may not engage in any securities business, attempt to sell any securities, limited offerings, insurance product, or otherwise, that is not supervised by Advisors or Distributors. You may not be registered with or employed by any broker-dealer other than Distributors, without the written approval of Monument Funds' compliance officer.

     e. Service as a Board Member. You may not serve on the board of a publicly traded company unless prior authorization is obtained from the Monument

     Funds' compliance officer, based on a determination that (i) the business of such company does not conflict with the interests of the Monument Funds, (ii) service would be consistent with the best interests of the Monument

     Funds and their shareholders, and (iii) service is not prohibited by law.

     If such service is authorized, procedures shall be put in place to isolate you from those making investment decisions on behalf of Monument Funds and Advisors' clients.

     f. Pre-clearance of Personal Securities Transactions. You must obtain prior written approval from the Monument Funds' compliance officer or a principal of Advisors or Distributors before purchasing or selling, directly or indirectly, any Restricted Security (defined below) in any account over which you exercise beneficial ownership (defined below).

     Approval will not be granted for purchase or sale of any Restricted

     Security (or any related option or security convertible into any Restricted Security) for which the Monument Funds or Advisors' clients have a pending purchase or sale order, or have had a purchase or sale transaction within the previous three business days.

     A written record of any pre-clearance approval shall be maintained by Monument Funds' compliance officer.

     g. Pre-clearance of Personal Securities Transactions of Independent Directors. A special provision applies to an Access Person who is also an independent director (defined below) of the Monument Funds. Such independent director must obtain prior written approval from Monument Funds' compliance officer to effect a transaction in a Covered Security (defined below) in any account over which he or she knew or, in the ordinary course of fulfilling his or her official duties as a director of Monument Funds, should have known, that during the 15-day period immediately preceding or after the date of such transaction by the independent director, such security is or was purchased or sold by a Monument Fund, or such purchase or sale is or was being considered by a Monument Fund.

     h. Initial Public Offerings. You may not participate in any initial public offering (defined below) of any security in any account over which you exercise beneficial ownership.

     i. Limited Offerings. You may not engage in any transaction as a result of which you acquire beneficial ownership in a limited offering (defined below), without obtaining the prior written approval of Monument Funds' compliance officer or of a principal of Advisors or Distributors.

     If you have obtained prior approval and made an investment in a private placement, you must disclose that investment to Advisors' officers and portfolio managers when they consider an investment in the private placement issuer on behalf of the Monument Funds or Advisors' or Distributors' clients.


     j. Brokerage Accounts. You may open a personal brokerage account at one or more broker-dealers. You are required to disclose to the broker-dealer that you are an officer, director or employee of the Monument Funds, Advisors, or Distributors. You are required to instruct the broker-dealer to send duplicate confirmations and duplicate statements to your employer, in care of the Monument Funds' compliance officer.

5.    Definitions

     a. "Access Person" means any director, officer, or Advisory Person (defined below) of the Monument Funds, Advisors, or Distributors.

     b. "Advisory Person" means any employee of the Monument Funds or Advisors who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities (defined below) by a Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and any natural person in a control relationship to the Monument Funds or Advisors who obtains information concerning recommendations made to the Monument Funds with regard to the purchase or sale of Covered Securities by the Monument Funds.

     c. "Beneficial Ownership" means ownership of securities or securities accounts by or for the benefit of a person, or such person's family member (defined below) including any account in which the employee or family member of that person holds a direct or indirect beneficial interest, retains discretionary investment authority or exercise a power of attorney. "Beneficial Ownership" is interpreted in the same manner as it would be under Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("Exchange Act") in determining whether a person is the beneficial owner of a security for purposes of section 16 of the Exchange Act and the rules thereunder. Any report required by this Code of Ethics may contain a statement that the report will not be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the Covered

     Security to which the report relates.

     d. "Compliance Officer" means the person appointed by the directors of the Monument Funds to administer the Code of Ethics.

     e. "Control" means the power to exercise a controlling influence over the management of policies of a company, as defined in Section 2(a)(9) of the Act.

     f. "Covered Security" means a security as defined in section 2(a)(36) of the Act, except that it does not include: (i) direct obligations of the Government of the United States; (ii) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and (iii) shares issued by open-end investment companies.

     g. "Family member" means any person's spouse, child or other relative, whether related by blood, marriage or otherwise, who either resides with, is financially dependent upon, or whose investments are controlled by that person. The term "family member" also includes any unrelated individual whose investments are controlled and whose financial support is materially contributed to by that person.

     h. "Independent Director" means a director of the Monument Funds who is not an "interested person" of Monument Funds within the meaning of Section 2(a)(19) of the Act.

     i. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

     j. "Investment Adviser" means any entity listed in the Monument Funds' current prospectus that provides investment advice and investment management services to Monument Funds.

     k. "Investment Personnel" means any person who, in connection with his or her regular duties makes, participates in, or recommends the purchase or sale of a security for any of the Funds.

     l. "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act of 1933.

     m.  "Portfolio   Manager"  means  any  person  entrusted  with  the  direct responsibility and authority to make investment decisions affecting any of Monument Funds.

     n. "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security and the exercise of a stock option.

     o. "Restricted Security" means any security for which Monument Funds or Advisors' clients have a pending purchase or sale order. Advisors shall maintain a daily list of restricted securities.

     p. "Security held or to be acquired" means any security which, within the most recent 15 days, (i) is or has been held by a Monument Fund or Advisors' client, or (ii) is being or has been considered by a Monument

     Fund or Advisors for purchase on behalf of a client.

     q. "Security is being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated or, with respect to the person making the recommendation, when such person considers making such a recommendation or when there is an outstanding order to purchase or sell the security.

6.   Reports by Access Persons

     Monument Funds' Code of Ethics requires Access Persons to file four reports:

     initial holding reports, quarterly transaction reports, annual holding reports, and annual certificates of compliance.

a.    Initial Holding Reports

     No later than 30 days after you have been informed that you are an Access Person, you are required to submit a report to the Monument

     Fund's compliance officer showing: (1) the name, (2) the number of shares (if an equity security), and (3) the principal amount (if a bond or similar instrument denominated in dollars) of each Covered Security defined above) in which you had any direct or indirect beneficial ownership when you became named an Access Person. Negative reports are required. A truthful negative report is satisfactory if you sign, date and submit a report marked "No Securities Holdings."

b.    Quarterly Transactions Reports

     No later than ten calendar days after the end of each calendar quarter, you are required to submit a two-part report to the Monument Fund's compliance officer showing:

     (1) Part One. Transactions. With respect to any transaction during the previous quarter in a Covered Security in which you had any direct or indirect beneficial ownership: (a) the date of the transaction; (b) the title (name) of the security; (c) the principal amount, interest rate and maturity date (if applicable, for a non-equity, bond or similar security); (d) the number of shares (if an equity security); (b) the nature of the transaction (i.e. purchase, sale or any other type of acquisition or disposition); (c) the price of the Covered Security at which the transaction was effected; (d) the name of the broker, dealer or bank with or through which the transaction was effected; and (e) the date you signed the report and transmitted it to the Monument Fund's compliance officer. Negative reports are required. A truthful negative report is satisfactory if you sign, date And submit a report marked "No Securities Transactions."

     (2) Part Two. Account Established. With respect to any account you established in which any securities (note: not just Covered Securities) were held during the previous quarter for your direct or indirect benefit: (a) the name of the broker, dealer or bank with whom you established the account; (b) the date the account was established; and (c) the date you signed the report and transmitted it to the Monument Fund's compliance officer. A truthful negative report is satisfactory if you sign, date and submit a report marked "No Accounts Established."

     Access Persons are not required to file quarterly reports for quarters ending prior to December 31, 1999, for the purchase and sale of any Restricted Security, provided that the Access Person caused the broker-dealer effecting any such transaction to mail duplicate confirmations and brokerage statements to the Monument Funds' compliance officer.

     c. Annual Holdings Reports Holding Reports. Annually, no later than January 10th, you are required to submit a report, with information current no older than 30 days before the report is submitted, showing for any Covered

     Security in which you had any direct or indirect beneficial interest: (1) the title or name of each security; (2) the name of any broker, dealer or bank with whom you maintain such an account; and (3) the date you signed the report and transmitted it to the Monument Fund's compliance officer. A truthful negative report is satisfactory if you sign, date and submit a report marked "No Covered Securities."

     d. Annual Certificate of Compliance. Annually, no later than January 10, you are required to submit a report certifying that you have a copy of the Monument Funds' Code of Ethics a copy of the Monument Funds' Written

     Supervisory Procedures that you understand them, and that you are in compliance with their provisions.

6.     Exceptions to Reports by Access Persons

     a. A person need not make a report required under the immediately preceding section of this Code of Ethics with respect to transactions effect for, and Covered Securities held in, an account over which the person has no direct or indirect influence or control.

     b. A director of Monument Funds who is an independent director (defined above) need not (1) file an initial holdings report; (2) need not file quarterly transaction reports; and (3) need not direct his or her broker to provide duplicate confirmations of personal securities transactions to Monument Funds' compliance officer, unless the director knew, or, in the ordinary course of fulfilling his or her official duties as a Monument Funds director, should have known that during the 15 day period immediately before or after the director's transaction in a Covered Security, a Monument Fund purchased or sold the Covered Security, or the Monument Fund or Advisors considered purchasing or selling the Covered Security.

     However, each independent is required to file annual holdings reports and annual certification of compliance, called for by this Code of Ethics.

7.   Sanctions

     Your employer wishes you success in your personal life and does not wish to impose any unreasonable sanction. When in doubt about contemplated conduct, or past conduct, it makes sense to discuss it frankly with your supervisor and/or Monument Funds' compliance officer. They have a duty to treat you fairly. That being said, violations of this Code of Ethics expose you to appropriate sanctions, including, but not limited to, a letter of censure, suspension with or without pay, or termination of employment. In addition, you shall be require to disgorge any profits realized on personal securities transactions found to be in violation of this Code of Ethics.

8.     Notification of Reporting Obligation.

     Monument Funds' compliance officer shall identify all Access Persons and any other persons who may not meet the definition of Access Person but who, nevertheless, are required to make the reports required by this Code of

     Ethics. The Monument Funds' compliance officer shall inform those persons of their reporting obligation.

9.    Review of Reports

     Monument Funds' compliance officer shall establish procedures to insure that required reports are submitted timely; to notify persons whose reports are late or otherwise do not meet the requirements of this Code of Ethics; and to notify Monument Funds' management of any significant violation of this Code of Ethics, together with recommendations of remedial actions and sanctions, if appropriate.

 10. Reports to Board of Directors

     The Monument Funds' compliance officer shall prepare an annual report for the Board for Directors which, at a minimum, summarizes the existing procedures concerning personal investing any changes in the procedures made during that year; identifies any violations requiring significant remedial action during the past year; and identifies any recommended changes in existing restrictions or procedures.

11.    Recordkeeping

       Monument Funds shall maintain the following records:

     a. Code of Ethics. A copy of each Code of Ethics that is in effect, or at any time within the past five years was in effect, shall be maintained in an easily accessible place.

     b. Record of Violations. A record of any violation of the Code of Ethics, and of any action taken as a result of the violation, shall be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs.

     c. Reports by Access Persons. A copy of each report made by an Access Person, including any information provided in lieu of reports, shall be maintained for at least five years after the end of the fiscal year in which the report is made, the first two years in an easily accessible place.

     d. Records of Persons. A record of all persons, currently or within the past five years, who are or were required to make reports, or who are or were responsible for reviewing these reports, shall be maintained in an easily accessible place for at least five years.

     e. Reports to Funds' Board of Directors. A copy of each report to Funds' Board of Directors shall be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

     f. Records of Decisions. A record of any decision, and the reasons supporting the decision, to approve the acquisition by investment personnel of investments in IPOs and Limited Offerings shall be maintained for at least five years after the end of the fiscal year in which the approval is granted, the first two years in an easily accessible place.

Attachments:

Initial Holding Report
Quarterly Transaction Report
Annual Holding Report
Annual Certification of Compliance

Securities Transaction Pre-clearance Form

Monument Series Fund, Inc.
Access Person Initial Holding Report

 I certify that as of ____________ (date) the list below is a complete list of Covered Securities in which I had any direct or indirect beneficial ownership and includes each broker, dealer or bank at which I maintain an account in which any securities (not just Covered Securities) were held for my direct or indirect beneficial ownership when I became an Access Person:

----------------------------------------------------
 Title or Name    No. of  Principal        Broker,
of Security      Shares   Amount           Dealer
                          (Bonds)          or Bank

----------------------------------------------------



-------------------------
                                              Signature

-------------------------
                                     (Name printed legibly)



     Date

Monument Series Fund, Inc.
Quarterly Transaction Report

Calendar quarter ended______________.

 I certify that the transactions listed below are all of the securities transactions in Covered Securities effected in all accounts in which I had any direct or indirect beneficial ownership during the quarter.

--------------------------------------------------------------
Trade     Type of  Name of  No. of  Princ.   Price    Broker/
Date of   Trans-actSecurity Shares  Amt/Rate/Mat      Dealer
Trans-actiB/S                       (Bonds)
          Other

P= Purchase
S= Sale

E= Exercise of option
O=Other

-------------------------
                                              Signature

-------------------------
                                   (Name printed legibly)





     Date

Monument Series Fund, Inc.
Annual Securities Holding Report for the year ended December 31,
--------

 I certify that the securities listed below are all of the Securities of which I had Beneficial Ownership:

----------------------------------------------------------
Title/Type of       No. of shares      Principal Amount
Security----------------------------------------------------------

-------------------------
                                              Signature

-------------------------
                                          (Name printed legibly)






     Date

Monument Series Fund, Inc.

Annual Certification of Compliance with Written Supervisory
Procedures and Code of Ethics

 I certify that I have received a copy of Monument Funds' Written Supervisory Procedures ("Procedures") and Code of Ethics ("Code") and that I have read and understood the Procedures and the Code to the best of my ability. I acknowledge that I am subject to the Procedures and the Code and have complied with each of the provisions to which I am subject.

I understand that I am obligated to ask Monument Funds' compliance officer questions to clarify any matters set forth in the Procedures or Code that are unclear to me. I understand that I am obligated to inform Monument Funds' compliance officer in writing of any violation of the Procedures or Code for which I am responsible.

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                                          Signature

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                                          (Name printed legibly)


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                                          Date

Monument Series Fund, Inc.

Preclearance of Securities Transaction

I request preclearance of the following proposed securities transaction:

---------  ------------   ---------------  -----------------------
Buy/Sell  No. Shares/    Security Name  Name of Broker-dealer
          or Princ Amt                  through whom to be(for
                                        bonds,  effected etc.)


Name ____________________________________
Name of Account in which Proposed Transaction to be effected


Your name printed:            _________________

Your signature:               _________________

Date of request:               ______________

  Approved by:
  Disapproved by:              ________________
                                (Signature)
Printed name of

  Approving Principal:        _______________
Date of Approval:             _______________


Notes of Approving             ________________________
Principal As To Transactions   ________________________
Of Affiliated Parties:         ________________________